As filed with the Securities and Exchange Commission on August 6, 2008
Securities Act Registration No.     –
Investment Company Act of 1940 Registration No. 811-22226

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2
Registration Statement under the Securities Act of 1933 ☑
Pre-Effective Amendment No.
Post-Effective Amendment No.
and/or
Registration Statement under the Investment Company Act of 1940 ☑
Amendment No.
Highland/U.S. Global Infrastructure Fund
(Exact Name of Registrant as Specified in the Declaration of Trust)
13455 Noel Road
Suite 800
Dallas, Texas 75240
(Address of Principal Executive Offices)
(877) 665-1287
(Registrant’s telephone number, including area code)
James Dondero
13455 Noel Road
Suite 800
Dallas, Texas 75240
(Name and Address of Agent for Service)
Copies to:
Gregory D. Sheehan, Esq.
Ropes & Gray LLP
One International Place
Boston, MA 02110
Approximate date of proposed public offering:
As soon as practicable after the effective date of this Registration Statement.
     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box. ☐
     It is proposed that this filing will become effective (check appropriate box): when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
Title of Securities	Amount Being	Offering	Aggregate	Registration
Being Registered	Registered	Price per Unit	Offering Price(1)	Fee
Common Shares, $0.001 par value	50,000 shares	$20.00	$1,000,000	$39.30

(1)	Estimated solely for the purpose of calculating the registration fee.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information contained in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated August 6, 2008
PROSPECTUS
Shares
Highland/U.S. Global Infrastructure Fund
Common Shares of Beneficial Interest
$20.00 per Share
     Highland/U.S. Global Infrastructure Fund, or the “Fund,” is a newly organized, non-diversified, closed-end management investment company, formed as a Delaware statutory trust, registered under the Investment Company Act of 1940. The Fund’s investment objective is to seek a high level of total return consisting of capital appreciation, and dividends and other income. Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets in securities issued by U.S. and non-U.S. issuers that primarily own, manufacture or operate Infrastructure Assets. Infrastructure Assets are the basic facilities, services and installations needed for the functioning of a community or society. The Fund’s investments will be in equity and equity-like securities and instruments, such as common stocks, preferred stocks, convertible securities and hybrid securities. In addition, under normal market conditions, the Fund will write call options with an aggregate notional amount of at least 25% of the value of the Fund’s net assets. The Fund seeks to generate current earnings from option premiums and, to a lesser extent, from distributions on equities that it holds.
     The Fund currently expects to invest approximately 60% of its assets in U.S. issuers and 40% of its assets in non-U.S. issuers. The Fund expects that the portion of U.S. and non-U.S. issuers in its portfolio generally will vary within the following ranges: 40% to 70% for U.S. issuers and 30% to 60% for non-U.S. issuers.
     Highland Capital Management, L.P. (“Highland” or the “Investment Adviser”) will serve as investment adviser and administrator to the Fund. U.S. Global Investors, Inc. (the “Sub-Adviser”) will serve as the investment sub-adviser to the Fund. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund will achieve its objective.
     The Fund expects its common shares to be listed on the New York Stock Exchange (“NYSE”) under the symbol “[ ].”
     Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end funds often trade at a discount from net asset value and this creates a risk of loss for an investor purchasing shares in an initial public offering.
     Investing in the Fund’s common shares involves risks. See “Risk Factors and Special Considerations” on page     for factors that should be considered before investing in the common shares of the Fund.
     Although it has no present intention to do so, the Fund may use leverage through borrowings or other transactions involving indebtedness or through the issuance of preferred shares.

If leverage is used, the Fund currently expects to employ leverage through borrowings and may employ leverage in an amount up to 33 1/3% of the Fund’s total assets (including the proceeds of such leverage). There can be no assurance that a leveraging strategy will be utilized or will be successful during any period in which it is used. If a leveraging strategy is used, the Fund may significantly reduce or cease its use of leverage for a period of time if it believes that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The use of borrowing for investment purposes increases both investment opportunity and investment risk. The fee paid to Highland and the Sub-Adviser will be calculated on the basis of the Fund’s managed assets, including assets attributable to any leveraging strategy, so the fees will be higher when leverage is utilized. See “Prospectus Summary — Leverage.”

	Per Share	Total(1)
Public Offering Price	$20.00	$
Sales Load(2)	[ ]	$
Estimated offering expenses(3)	[ ]	$
Proceeds, after expenses, to the Fund	[ ]	$

(1)	The Fund has granted the Underwriters an option to purchase up to [ ] additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See “Underwriting.”

(2)	[ ] (and not the Fund) will pay a marketing and structuring fee to [ ] calculated, in the aggregate, at [ ]% of the aggregate price to public of the common shares sold by [ ], including over-allotted shares. This fee is not included in the calculation of sales load. See “Underwriting — [ ].”

(3)	Offering expenses paid by the Fund (other than the sales load), including expenses reimbursed by the Fund to [ ], will not exceed $[0.04] per common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, [ ] will pay the excess. The aggregate offering expenses (excluding the sales load but including expenses reimbursed to [ ]) to be incurred by the Fund are estimated to be $[___], assuming the underwriters’ over-allotment option is not exercised ($[___], assuming full exercise of the over-allotment option), or $0.04 per common share sold by the Fund in this offering. This will include up to $[___] as reimbursement to NexBank Securities, Inc. (“NexBank”), an affiliate of Highland, for distribution assistance. The marketing and structuring fee referred to in footnote 2 is not reimbursable to Highland, and therefore estimated offering expenses do not include this fee. See “Underwriting.”
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
     The common shares will be ready for delivery on or about                   , 2008
[UNDERWRITERS]
The date of this prospectus is                  , 2008
You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated ______, 2008, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its

entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page [    ] of this prospectus. You may request a free copy of the Statement of Additional Information, request the Fund’s annual and semi-annual reports, when produced, request information about the Fund and make shareholder inquiries by calling 1-877-665-1287 or by writing to the Fund at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. You may also obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Commission’s Public Reference Room in Washington, D.C. by calling 1-202-942-8090. The Commission charges a fee for copies. The Fund does not post a copy of the Statement of Additional Information on its web site because the Fund’s common shares are not continuously offered, which means the Statement of Additional Information will not be updated after completion of this offering and the information contained in the Statement of Additional Information will become outdated. The Fund’s annual and semi-annual reports, when produced, will be available, free of charge, at the Fund’s web site (http://www.highlandfunds.com). You can get the same information free from the Commission’s web site (http://www.sec.gov).
The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
The underwriters are taking the common shares on a firm commitment basis. The underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. See “Underwriters.”

     You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any state where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of common shares. Our business, financial condition and prospects may have changed since that date.

i

PROSPECTUS SUMMARY
     This is only a summary. This summary may not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained in this prospectus and the SAI.

The Fund	Highland/U.S. Global Infrastructure Fund is a newly organized, non-diversified, closed-end management investment company organized under the laws of the State of Delaware. Throughout this prospectus, we refer to Highland/U.S Global Infrastructure Fund as the “Fund” or as “we,” “us” or “our.” See “The Fund.” Highland Capital Management, L.P. (“Highland” or the “Investment Adviser”) will serve as investment adviser and administrator to the Fund. U.S. Global Investors, Inc. (the “Sub-Adviser”) will serve as investment sub-adviser to the Fund. The Sub-Adviser has full investment discretion and makes all determinations with respect to the assets of the Fund, subject to the general supervision of Highland and the Fund’s Board of Trustees. See “Management of the Fund.”

The Offering	The Fund is offering common shares of beneficial interest at an initial offering price of $20.00 per share through a group of underwriters (the “Underwriters”) led by [ ]. The common shares of beneficial interest are called “common shares” in the rest of this prospectus. You must purchase at least 100 common shares in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to [ ] additional common shares to cover over-allotments, if any. Highland (together with its affiliates) intends to purchase at least $[ ] of the common shares sold in the offering. The Sub-Adviser (together with its affiliates) intends to purchase at least $[ ] of the common shares sold in the offering. [ ] has agreed to pay the Fund’s offering expenses (other than the sales load) that exceed $[0.04] per common share. See “Underwriting.” The Fund’s common shares are subject to ongoing expenses. See “Fund Expenses.”

Investment Objective and Portfolio Management Strategy	The Fund’s investment objective is to seek a high level of total return consisting of capital appreciation, and dividends and other income. The Fund’s investment objective is not fundamental and may be changed by the Fund without shareholder approval.

Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets in securities issued by U.S. and non-U.S. issuers that primarily own, manufacture or operate Infrastructure Assets. Infrastructure Assets are the basic facilities, services and installations needed for the functioning of a community or society. The Fund’s investments will be in equity and equity-like securities and instruments, such as common stocks, preferred stocks, convertible securities and hybrid securities. In addition, under normal market conditions, the Fund will write call options with an aggregate notional amount of at least 25% of the value of the Fund’s net assets. The Sub-Adviser currently expects that the Fund will initially write call options with an aggregate notional amount of approximately 40% of the value of the Fund’s net assets, and that this amount will vary from time to time based on market conditions. The Fund seeks to generate current earnings from option premiums and, to a lesser extent, from distributions on equities that it holds.

The Fund currently expects to invest approximately 60% of its assets in U.S. issuers and 40% of its assets in non-U.S. issuers. The Fund expects that the portion of U.S. and non-U.S. issuers generally will vary within the following ranges: 40% to 70% for U.S. issuers and 30% to 60% for non-U.S. issuers.

The Sub-Adviser is an active money manager that believes successful investing is both an art and a science. The Sub-Adviser believes that consistent superior performance requires an innovative approach that allows a manager to think in multidisciplinary ways.

In selecting stocks, the Sub-Adviser employs a two pronged approach. The Sub-Adviser makes active market allocations with an emphasis on identifying big picture macro themes. The Sub-Adviser combines this “top down” view with “bottom up” company specific analysis.

Top Down. The Sub-Adviser’s top down analysis reviews global trends including economic outlooks, the current political and legislative environment, government policy changes, socio-economic trends, currency effects and other similar items. The Sub-Adviser makes active market allocations with an emphasis on identifying big picture macro themes that the Sub-Adviser believes can be successfully exploited in the market. The Sub-Adviser’s top-down analysis takes into account portfolio level factors and portfolio construction considerations such as market fundamentals, portfolio beta, sector weightings, industry weightings, cash position, etc.

Bottom Up. As part of the Sub-Adviser’s bottom up analysis, the Sub-Adviser seeks to identify companies that it believes have prospects to generate long term, sustainable growth in cash flow and returns on capital. Typically, companies identified by the Sub-Adviser as meeting these criteria tend to be growth companies that the Sub-Adviser believes have strong fundamentals and are trading at reasonable valuations.

New ideas are reviewed and additional due diligence is performed on the companies that the Sub-Adviser believes are strong investment opportunities. As part of the due diligence process, the company is subject to a “SWOT analysis” — looking at strengths, weakness, opportunities and threats — in which its business strategy, management and culture is evaluated by the Sub-Adviser.

Infrastructure Investments	“Infrastructure Assets” are an underlying foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Infrastructure Assets may provide the necessities of everyday life, such as fresh water, roads, airports, utilities, power, steam heating systems, hospitals, schools and other social services. Infrastructure Assets provide the transportation corridors and facilities, communications networks, energy distribution systems and pipelines, and institutions that are fundamental to the health of an economy. The Fund is expected to invest in some or all of the following sectors within the infrastructure industry: utilities, pipelines, transportation infrastructure, telecommunications, engineering and construction, steel, energy, building materials and infrastructure-related machinery.

Issuers of Infrastructure Assets include both publicly traded and privately held non-governmental entities. These entities may issue debt or equity securities. Although the infrastructure issuers in which the Fund will invest will be non-governmental issuers, governmental units and government-related entities may hold securities issued by such non-governmental infrastructure issuers, at times to a significant extent. In several developed countries outside the United States, including the United Kingdom and Australia, there has been, over many years, a trend of increasing privatization as national governments spend less on Infrastructure Assets. Unlike the United States, these countries frequently utilize private sector equity financing to fund Infrastructure Assets. In many of these countries, some of the larger private sector infrastructure issuers are publicly held companies, the shares of which are traded on national or regional stock exchanges. In the United States, most Infrastructure Assets have typically been owned by governmental units and government-related entities, including federal or state government and government-related agencies. The principal types of Infrastructure Assets in the United States that may be owned by infrastructure issuers, as opposed to governmental or government-related entities, are generally utilities. Other types of Infrastructure Assets generally have been unavailable for equity investment by the private sector. The Sub-Adviser believes, however, that there may be greater opportunity for the private sector to participate in the infrastructure asset class, as state and municipal governments seek to prioritize their expenditures away from spending on Infrastructure Assets. Furthermore, in various developing economies that are experiencing rapid growth in the demand for infrastructure products and services (such as in China and India), the Sub-Adviser believes there are increasing opportunities to invest in issuers in the infrastructure industry.

Covered Call Strategy	The Fund will use a covered call strategy to seek to generate current income in the form of premiums received on written call options. Under normal market conditions, the Fund will write call options with an aggregate notional amount of at least 25% of the value of the Fund’s net assets. The Sub-Adviser currently expects that the Fund will initially write call options with an aggregate notional amount of approximately 40% of the value of the Fund’s net assets, and that this amount will vary from time to time based on market conditions. As the writer of a call option, the Fund receives cash (the premium) from the purchaser. The purchaser of the option has the right to any appreciation in the value of the security on which the option is written over a fixed price (the exercise price) on a certain date in the future (the expiration date). Writing call options involves a tradeoff between the options premiums received and reduced participation in potential future stock appreciation of the Fund’s portfolio of common stocks.

The Sub-Adviser intends to write at-the-money or slightly out-of-the money calls on individual stocks. At-the-money calls have an exercise price equal to the current market price of the underlying stock. Out-of-the money calls have an exercise price greater than the price of the underlying stock. The Fund will generally use American-style options, which are options that may be exercised by the counterparty on any business day through the expiration date. The Sub-Adviser may also use index options as well as options on individual stocks in an attempt to seek current income for the Fund.

General Information About the Fund’s Investments	The Fund initially expects to invest in a portfolio of 60 to 80 issuers, with an emphasis on large capitalization stocks. The Fund may invest in issuers of all market capitalizations.

Under normal market conditions, the Sub-Adviser will seek to identify equity securities that, over the long term, the Sub-Adviser expects to provide capital appreciation and/or consistent dividends or distributions of income. To a limited extent, the Fund may invest in debt securities that will provide interest income commensurate with the underlying risk of the debt.

The Fund currently expects to invest approximately 60% of its assets in U.S. issuers and 40% of its assets in non-U.S. issuers. The Fund expects that the portion of U.S. and non-U.S. issuers generally will vary within the following ranges: 40% to 70% for U.S. issuers and 30% to 60% for non-U.S. issuers. The Fund’s non-U.S. investments are likely to be in areas that are experiencing rapid urbanization that will in turn require growth in transportation and other infrastructure. A significant portion of the non-U.S. issuers may be located in emerging markets.

The Fund may invest and trade in listed and unlisted, public and private, rated and unrated, equity and debt instruments and other obligations, including structured debt and equity instruments as well as financial derivatives. Investments may include investments in stressed and distressed positions, which may include publicly-traded debt and equity securities, obligations which were privately placed with banks, insurance companies and other lending institutions, trade claims, accounts receivable and any other form of obligation recognized as a claim in a bankruptcy or workout process. The Fund will invest in securities traded in foreign countries and denominated in foreign currencies.

The Fund may employ currency hedges (either in the forward or options markets) in certain circumstances to reduce currency risk and may engage in other derivative transactions for hedging purposes or to enhance total return. The Fund may also lend securities. The Fund may in the future employ leverage in the form of Preferred Shares (as defined below under “— Preferred Shares and Borrowings”), borrowing from a credit facility or both, and the Fund may invest in the securities of companies whose capital structures are highly leveraged. The Fund has no present intention to use leverage.

From time to time, the Sub-Adviser may also invest a portion of the Fund’s assets in short-term U.S. Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Fund assets may be invested in such obligations if the Sub-Adviser believes that a defensive position is appropriate because of the outlook for security prices or in order to respond to adverse market, economic, business or political conditions. From time to time cash balances in the Fund’s brokerage account may be placed in a money market fund.

As a non-diversified investment company, the Investment Company Act of 1940 (the “1940 Act”) does not limit the proportion of the Fund’s assets it may invest in securities of a single issuer. The Fund intends, however, to limit its investments so as to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company, which generally are less restrictive than the requirements applied to a “diversified” investment company under the 1940 Act. See “Additional Income Tax Considerations” in the SAI for additional information on the diversification requirements imposed by the Code.

Leverage	The Fund has no present intention to use leverage although it reserves the flexibility to do so in the future. If it elects to use leverage, the Fund may employ leverage through the borrowing of money, the issuance of preferred shares of beneficial interest (“Preferred Shares”) or a combination of both. If leverage is used, the Fund currently expects to employ leverage through borrowings and may employ leverage in an amount up to 33 1/3% of the Fund’s total assets (including the proceeds of such leverage). The Fund in the future may decide to leverage through the issuance of Preferred Shares, in which case it may employ leverage in an amount up to [50]% of the Fund’s total assets (including the proceeds of such leverage. The Fund may borrow from banks and other financial institutions.

There can be no assurance that a leveraging strategy will be utilized or will be successful during any period in which it is used. The Fund may significantly reduce or cease its use of leverage for a period of time if it believes that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The use of leverage for investment purposes creates opportunities for greater total returns but at the same time involves risks. When leverage is employed, the net asset value and market price of the shares and the yield to holders of shares may be more volatile. Any investment income or gains earned with respect to the amounts borrowed, which is in excess of the interest, which is due on the borrowing, will augment the Fund’s returns. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and distributions on the shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to shareholders.

Because the investment advisory and sub-advisory fees paid to Highland and to the Sub-Adviser are calculated on the basis of the Fund’s average daily Managed Assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to Highland and the Sub-Adviser will be higher (and Highland and the Sub-Adviser will be benefited to that extent) when leverage is utilized.

If used, the Fund’s leveraging strategy may not be successful. See “Risk Factors and Special Considerations — Leverage Risk.”

Distributions	Commencing with the Fund’s initial distribution, the Fund intends to make regular monthly cash distributions of substantially all of its investment company taxable income to common shareholders. Subject to market conditions, we expect to declare the initial monthly distribution on the Fund’s common shares within approximately 45 days after completion of this offering and to pay that initial monthly distribution approximately 60 to 90 days after completion of this offering. The Fund expects to pay common shareholders annually at least 90% of its investment company taxable income. The Fund may pay capital gain distributions annually, if available.

Various factors will affect the level of the Fund’s current income and current gains. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of income and gains actually earned by the Fund during the applicable period. Undistributed income and gains will add to the Fund’s net asset value and, correspondingly, distributions from undistributed income and gains and from capital, if any, will be deducted from the Fund’s net asset value. Shareholders will automatically have all distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s Dividend Reinvestment Plan unless an election is made to receive cash. Each participant in the Fund’s Dividend Reinvestment Plan will pay a pro rata portion of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Dividend Reinvestment Plan are subject to a sales fee and a brokerage commission. See “Distributions” and “Dividend Reinvestment Plan.”

Dividend Reinvestment Plan	Under the Fund’s Dividend Reinvestment Plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash. See “Dividend Reinvestment Plan.”

Taxation	The Fund expects that the taxable distributions paid on the common shares will consist of (i) investment company taxable income, including interest income, dividends (some of which may qualify as “qualified dividend income” as described below), the excess of net short-term capital gain over net long-term capital loss, and income from certain hedging and interest rate transactions and (ii) long-term capital gain (generally the excess of net long-term capital gain over net short-term capital loss). Currently the maximum federal income tax rate for individuals is 15% on qualified dividend income; 15% on any excess net long-term capital gain as described above; and 35% on investment company taxable income (other than qualified dividend income), including any excess net short-term capital gains. These tax rates are scheduled to apply through 2010. The Fund expects that a substantial portion of its income will consist of net short-term capital gains. We cannot assure you what percentage of the distributions paid on the common shares, if any, will consist of tax advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years.

If, for any calendar year, the total monthly distributions exceed investment company taxable income and net capital gain, the excess will generally be treated as a tax free return of capital up to the amount of a shareholder’s tax basis in the common shares. Any distributions which (based upon the Fund’s full year performance) constitute tax free return of capital will reduce a shareholder’s tax basis in the common shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts constituting return of capital distributed to a shareholder in excess of the shareholder’s basis in the common shares will generally be taxable to the shareholder as capital gain. See “Taxation.”

Use of Proceeds	The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its investment objective and policies. The investment of the proceeds is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. See “Use of Proceeds.”

Listing	The common shares are expected to be listed on the NYSE under the trading or “ticker” symbol “[ ].” See “Description of the Shares.”

Risk Factors and Special Considerations	No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. See “Risk Factors and Special Considerations — No Operating History.”

Industry Concentration and Infrastructure Industry Risk. The Fund intends to invest at least 80%, and may invest up to 100%, of its net assets in securities of issuers that primarily own, manufacture or operate Infrastructure Assets. Given the concentration in the infrastructure industry, the Fund will be become more susceptible to adverse economic or regulatory occurrences affecting that industry. Infrastructure companies, including utilities and companies involved in infrastructure projects, are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of an economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other accidents and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, this industry has some special features that give rise to certain risks and opportunities not found in other industry sections. See “Risk Factors and Special Considerations — Industry Concentration and Infrastructure Industry Risk.”

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price if, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is structurally subordinated in terms of priority with respect to corporate income and assets to preferred stock, bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in stock market indices may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. See “Risk Factors and Special Considerations — Common Stock Risk.”

Dividend Risk. Dividends on common stock are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Fund invests will declare dividends in the future or that, if declared, dividends will remain at current levels or increase over time. See “Risk Factors and Special Considerations — Dividend Risk.”

Risks of Investing in Preferred Securities. There are special risks associated with investing in preferred securities, including:

•   Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes to the extent of any such deferred distribution even although it has not yet actually received the distribution. In order to receive the special treatment accorded to regulated investment companies under the Code, and avoid federal income and excise taxes at the Fund level, the Fund may be required to distribute this reported income to shareholders in the tax year in which it is reported (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of income the Fund actually received and to sell portfolio securities to obtain cash needed for these income distributions.

•   Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

• Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•   Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

See “Risk Factors and Special Considerations — Risks of Investing in Preferred Securities.”

Non-U.S. Securities Risk. The Fund intends to invest approximately 40% of its assets in non-U.S. issuers, and may invest from 30% to 60% of its assets in non-U.S. issuers, including emerging markets securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (i) fluctuations in foreign currency exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) high and volatile rates of inflation; (x) fluctuating interest rates; (xi) less publicly available information; and (xii) different accounting, auditing and financial recordkeeping standards and requirements.

Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value or total returns could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self-sufficiency; and (vi) balance of payments position.

Certain countries in which the Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. These risks are especially evident in the Middle East and West Africa. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product;

(ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self-sufficiency; and (vi) balance of payments position.

As a result of these potential risks, the Sub-Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Sub-Adviser, have had no or limited prior experience.

See “Risk Factors and Special Considerations — Non-U.S. Securities Risk.”

Emerging Markets Risk. The Fund may invest in securities of issuers based in emerging markets. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. See “Risk Factors and Special Considerations — Emerging Markets Risk.”

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. See “Risk Factors and Special Considerations — Foreign Currency Risk.”

Call Options Risk. The Fund will sell call options on a continuous basis on a significant portion of its net assets. The purchaser of the call option has the right to any appreciation in the value of the underlying security over the exercise price on the expiration date. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. The value of the options written by the Fund, which will be priced weekly, will be affected by changes in the value of and dividend rate, if any, changes in the actual or perceived volatility of the underlying security and the stock market in general, and the remaining time to the options’ expiration. The value of the call options may be correlated imperfectly with the value of the underlying stock, which will generally be held in the Fund’s portfolio, particularly if the market for options becomes less liquid or smaller. See “Risk Factors and Special Considerations — Call Options Risk.”

Investment and Market Discount Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Therefore, like the securities the Fund invests in, the price of the Fund’s shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount to their net asset value. The Fund’s shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering. See “Risk Factors and Special Considerations — Investment and Market Discount Risk.”

Special Risks of Derivative Transactions. Derivative transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions (“Derivative Transactions”), also involve certain risks and special considerations. Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Derivative Transactions depends on the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Fund’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes.

To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Also, when a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. See “Risk Factors and Special Considerations — Special Risks of Derivative Transactions.”

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in any or all of a company’s, or companies’, securities. See “Risk Factors and Special Considerations — Issuer-Specific Risk.”

Exchange-Listed Option Risk. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following:
(i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security. See “Risk Factors and Special Considerations — Exchange-Listed Option Risk.”

Over-the-Counter Option Risk. The Fund may write (sell) unlisted (“OTC” or “over-the-counter”) options, and options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position. See “Risk Factors and Special Considerations — Over-the-Counter Option Risk.”

Index Option Risk. The Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term. See “Risk Factors and Special Considerations — Index Option Risk.”

Fixed Income Securities Risk. Debt securities, including investment grade and non-investment grade securities, are also subject to issuer risk. Issuer risk is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. See “Risk Factors and Special Considerations — Fixed Income Securities Risk.”

Prepayment Risk. If interest rates fall, the principal on debt held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders. See “Risk Factors and Special Considerations — Prepayment Risk.”

Interest Rate Risk. Interest rate risk is the risk that debt securities, and the Fund’s net assets, may decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund’s debt security holdings. See “Risk Factors and Special Considerations — Interest Rate Risk.”

Inflation Risk. Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Fund purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but adjustable bonds or floating rate bonds, the Fund is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk. See “Risk Factors and Special Considerations — Inflation Risk.”

Risks of Investing in Synthetic Securities. In addition to credit risks associated with holding non-investment grade loans and high-yield debt securities, with respect to synthetic securities the Fund will usually have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). The Fund generally will have no right to directly enforce compliance by the Reference Obligor with the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. The Fund will not benefit directly from any collateral supporting the Reference Obligation or have the benefit of the remedies on default that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of its counterparty, the Fund will be treated as a general creditor of such counterparty and will not have any claim with against the Reference Obligor. As a result, concentrations of synthetic securities in any one counterparty subject the Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the Reference Obligor. The Sub-Adviser may conducts its own independent credit analyses in accordance with the Sub-Adviser’s policies and procedures instead of relying on third party credit analyses of the counterparties, any such counterparty, or an entity guaranteeing such counterparty, individually or in the aggregate. A “Reference Obligation” is the debt security or other obligation upon which the synthetic security is based. A “Reference Obligor” is the obligor on a Reference Obligation. Under normal market conditions, the Fund will limit its investments in synthetic securities to 20% of its total assets. See “Risk Factors and Special Considerations — Risks of Investing in Synthetic Securities.”

Leverage Risk. If leverage is used, the Fund currently expects that it will leverage through borrowings from a credit facility. The Fund in the future may decide to leverage through the issuance of Preferred Shares. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowing, the issuance of Preferred Shares, or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Subject to applicable margins and other limitations, the Fund may borrow money, or utilize other transactions, for the purpose of leveraging its investments. Insofar as the Fund employs leverage in its investment operations, shareholders will be subject to substantial risks of loss. Interest on borrowings will be a portfolio expense of the Fund and will affect the operating results of the Fund. With volatile instruments, downward price swings can result in margin calls that could require liquidation of securities at inopportune times or at prices that are not favorable to the Fund and cause significant losses. Any issuance of Preferred Shares, commercial paper, notes or other types of borrowing will have seniority over the common shares.

If the Fund leverages through borrowings, the Fund may enter into definitive agreements with respect to a credit facility or commercial paper program. The Fund may negotiate with commercial banks to arrange such a facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately one-third of the Fund’s total assets (inclusive of the amount borrowed) offered hereby. Any such borrowings would constitute leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.

The Fund expects that such a facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares. See “Risk Factors and Special Considerations — Leverage Risk.”

Portfolio Turnover Risk. The Fund may have a high level of portfolio turnover, in excess of 100%. High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher Fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of net capital gain. Given the frequency of sales, any such net capital gain may be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to shareholders at the same rates as ordinary income. See “Risk Factors and Special Considerations — Portfolio Turnover Risk.”

Initial Public Offerings (IPOs) Risk. The Fund may invest in shares of companies through IPOs. IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund, subject to the Fund’s option writing strategy. However, there is no assurance that the Fund will have access to profitable IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. See “Risk Factors and Special Considerations — Initial Public Offerings (IPOs) Risk.”

Securities Lending Risk. The Fund may lend its portfolio securities (up to a maximum of one-third of its total assets) to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Fund. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities. See “Risk Factors and Special Considerations — Securities Lending Risk.”

Management Risk. The Fund is subject to management risk because its portfolio is actively managed. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See “Risk Factors and Special Considerations — Management Risk.”

Key Sub-Adviser Personnel Risk. The Fund’s ability to identify and invest in attractive opportunities is dependent upon U.S. Global Investors, Inc., its investment sub-adviser. If one or more key individuals leaves the Sub-Adviser, the Sub-Adviser may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Fund from achieving its investment objective. See “Risk Factors and Special Considerations — Key Sub-Adviser Personnel Risk.”

Market Risk Generally. The profitability of a significant portion of the Fund’s investment program depends to a great extent upon correctly assessing the future course of the price movements of securities and other investments. There can be no assurance that the Sub-Adviser will be able to predict accurately these price movements. With respect to the investment strategies the Fund may utilize, there will be a high degree of market risk. See “Risk Factors and Special Considerations — Market Risk Generally.”

Non-Diversified Status. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a “diversified” investment company under the 1940 Act. See “Risk Factors and Special Considerations — Non-Diversified Status.”

Not a Complete Investment Program. The Fund is intended for investors seeking total returns. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund. See “Risk Factors and Special Considerations — Not a Complete Investment Program.”

Illiquidity of Investments. There is no limit on the amount of the Fund’s portfolio that can be invested in illiquid securities. The Fund may not be able to sell such investments at prices that reflect the Sub-Adviser’s assessment of their fair value or the amount paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale by the Fund and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially stressed and distressed companies, may require a long holding period prior to being able to determine whether the investment will be profitable or not. See “Risk Factors and Special Considerations — Illiquidity of Investments.”

Valuation Risk. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when market prices are not readily available or circumstances render an existing methodology or procedure unreliable. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. See “Risk Factors and Special Considerations — Valuation Risk.”

Tax Risk. The Fund may invest in derivative instruments, such as swaps, and other instruments, in order to obtain investment exposure to its principal investment categories or for other purposes. The Fund intends only to invest in such instruments to an extent and in a manner consistent with the Fund’s qualification as a regulated investment company for federal income tax purposes. If the Fund fails to qualify as a regulated investment company under the Code in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). In addition, any Fund income distributed to common shareholders would be taxable to shareholders as ordinary dividend income to the extent attributable to the Fund’s earnings and profits. Accordingly, in such event, the Fund’s ability to achieve its investment objective would be adversely affected, and common shareholders would be subject to the risk of diminished investment returns. We cannot assure you what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The risks involved with Derivative Transactions are particularly pronounced to the extent the Fund uses Derivative Transactions for speculative purposes and improper implementation of speculative derivative strategies could result in significant losses to the Fund. The Fund’s Derivative Transactions are generally subject to numerous special and complex tax rules. Because the tax rules applicable to such transactions may be uncertain under current law, an adverse determination or future Internal Revenue Service (“IRS”) guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid Fund-level U.S. federal income and/or excise taxes. See “Taxation” and “Risk Factors and Special Considerations — Tax Risk.”

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Sub-Adviser does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund. See “Risk Factors and Special Considerations — Market Disruption and Geopolitical Risk.”

Risks of Investing in a Fund with Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. See “Risk Factors and Special Considerations — Risks of Investing in a Fund with Anti-Takeover Provisions” and “Anti-Takeover Provisions in the Agreement and Declaration of Trust.”

Management and Fees	Subject to the supervision of Highland and the Board of Trustees, the Sub-Adviser will provide a continuous investment program for the Fund’s portfolio. Highland will oversee the administration of all aspects of the Fund’s business and affairs. For its services, Highland will receive compensation at an annual rate of [1.00%] of the Fund’s average daily Managed Assets payable monthly in arrears. Highland (and not the Fund) will pay the Sub-Adviser for its services at an annual rate of ___% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund minus accrued liabilities (other than liabilities in connection with borrowings, the liquidation preference of any preferred shares outstanding, reverse repurchase agreements, and the issuance of commercial paper or other forms of debt securities). In addition, Highland will serve as administrator to the Fund. For its services as administrator, Highland will receive compensation at an annual rate of [0.20]% of the Fund’s average daily Managed Assets payable monthly in arrears.

Potential Conflicts of Interest. If the Fund employs leverage, Highland and the Sub-Adviser will benefit because the Fund’s Managed Assets will increase with leverage. Furthermore, Highland and the Sub-Adviser will also benefit to the extent that the Fund’s Managed Assets are derived from the reinvested collateral received on portfolio securities loaned. See “Management of the Fund — Investment Adviser and Sub-Adviser.”

Anti-Takeover Provisions	The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. See “Risk Factors and Special Considerations — Risks of Investing in a Fund with Anti-Takeover Provisions” and “Anti-Takeover Provisions in the Agreement and Declaration of Trust.”

Custodian, Transfer Agent, and Dividend Disbursing Agent	[ ] (the “Custodian”), located at [ ] serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act.

[ ], located at [ ] serves as the Fund’s dividend disbursing agent, as agent under the Fund’s dividend reinvestment plan, and as transfer agent and registrar with respect to the common shares of the Fund.

SUMMARY OF FUND EXPENSES
          The following table shows Fund expenses as a percentage of net assets attributable to common shares. Because the Fund has no operating history, the following tables are based on the assumption that the Fund has issued [15,000,000] common shares and has not utilized leverage, although the Fund may do so.
Shareholder Transaction Expenses

Sales Load Paid By You (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)	[0.20]	%(1)
Dividend Reinvestment Plan Fees	None(2)

Percentage of Net Assets
Attributable to Common Shares(3)
Annual Expenses
Management Fees(4)	[1.20]	%
Other Expenses	[0.15]	%

Total Annual Expenses	[1.35]	%

(1)	The Fund has agreed to reimburse Highland for expenses incurred by Highland in connection with this offering (other than the marketing and structuring fee payable by [ ] as described in “Underwriting — [ ]”). Offering expenses paid by the Fund (other than the sales load), including expenses reimbursed by the Fund to Highland, will not exceed $[0.04] per common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, [ ] will pay the excess. The aggregate offering expenses (excluding the sales load but including expenses reimbursed to Highland) to be incurred by the Fund are estimated to be $[ ], assuming the underwriters’ over-allotment option is not exercised ($[ ], assuming full exercise of the over-allotment option), or $0.04 per common share sold by the Fund in this offering. To the extent that aggregate offering expenses are less than $[0.04] per common share, up to [ ]% (which will be up to $[ ]) will be paid as reimbursement to NexBank Securities, Inc. (“NexBank”), an affiliate of the Investment Adviser, for distribution assistance. See “Underwriting.”

(2)	You will be charged a $[2.50] service charge and pay a brokerage commission of $[0.05] per share sold if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

(3)	Although the Fund’s management fees are calculated on total managed assets, the Fund’s total managed assets are expected to be the same as its net assets because the Fund has no present intention to utilize leverage and borrowings.

(4)	“Management fees” include the both the investment advisory and administrative services fees paid to Highland. Highland (and not the Fund) will pay a portion of the investment advisory fees it receives from the Fund to the Sub-Adviser in return for its services.
          The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues [15,000,000] common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to common shares.
          The following example illustrates the expenses (including the sales load of $45 and estimated offering expenses of this offering of $[2]) that an investor would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of [1.35]% of net assets attributable to common shares and (2) a 5% annual portfolio total return.

	1 Year		3 Years		5 Years		10 Years

Total Expenses Incurred	$	[ ]	$	[ ]	$	[ ]	$	[ ]
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed and will be greater if the Fund borrows more money than assumed in the table and example above. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
USE OF PROCEEDS
          The net proceeds of the offering are estimated at approximately $      ($ if the Underwriters exercise the overallotment option in full), after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Sub-Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments or one or more money market funds. The Sub-Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified. The investment of the proceeds is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months.
THE FUND
     The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on August 4, 2008, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 13455 Noel Road, Suite 800, Dallas, TX, 75240 and its telephone number is (877) [     ].
INVESTMENT OBJECTIVE AND POLICIES
Investment Objective and Portfolio Management Strategy
          The Fund’s investment objective is to seek a high level of total return consisting of capital appreciation, and dividends and other income. The Fund’s investment objective is not fundamental and may be changed by the Fund without shareholder approval.
          Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets in securities issued by U.S. and non-U.S. issuers that primarily own, manufacture or operate Infrastructure Assets. Infrastructure Assets are the basic facilities, services and installations needed for the functioning of a community or society. The Fund’s investments will be in equity and equity-like securities and instruments, such as common stocks, preferred stocks, convertible securities and hybrid securities. In addition, under normal market conditions, the Fund will write call options with an aggregate notional amount of at least 25% of the value of the Fund’s net assets. The Sub-Adviser currently expects that the Fund will initially write call options with an aggregate notional amount of approximately 40% of the value of the Fund’s net assets, and that this amount will vary from time to time based on market conditions. The Fund seeks to generate current earnings from option premiums and, to a lesser extent, from distributions on equities that it holds.
          The Fund currently expects to invest approximately 60% of its assets in U.S. issuers and 40% of its assets in non-U.S. issuers. The Fund expects that the portion of U.S. and non-U.S. issuers generally will vary within the following ranges: 40% to 70% for U.S. issuers and 30% to 60% for non-U.S. issuers.

          The Sub-Adviser is an active money manager that believes successful investing is both an art and a science. The Sub-Adviser believes that consistent superior performance requires an innovative approach that allows a manager to think in multidisciplinary ways.
          In selecting stocks, the Sub-Adviser employs a two pronged approach. The Sub-Adviser makes active market allocations with an emphasis on identifying big picture macro themes. The Sub-Adviser combines this “top down” view with “bottom up” company specific analysis.
          Top Down. The Sub-Adviser’s top down analysis reviews global trends including economic outlooks, the current political and legislative environment, government policy changes, socio-economic trends, currency effects and other similar items. The Sub-Adviser makes active market allocations with an emphasis on identifying big picture macro themes that the Sub-Adviser believes can be successfully exploited in the market. The Sub-Adviser’s top-down analysis takes into account portfolio level factors and portfolio construction considerations such as market fundamentals, portfolio beta, sector weightings, industry weightings, cash position, etc.
          Bottom Up. As part of the Sub-Adviser’s bottom up analysis, the Sub-Adviser seeks to identify companies that it believes have prospects to generate long term, sustainable growth in cash flow and returns on capital. Typically, companies identified by the Sub-Adviser as meeting these criteria tend to be growth companies that the Sub-Adviser believes have strong fundamentals and are trading at reasonable valuations.
          New ideas are reviewed and additional due diligence is performed on the companies that the Sub-Adviser believes are strong investment opportunities. As part of the due diligence process, the company is subject to a “SWOT analysis” — looking at strengths, weakness, opportunities and threats — in which its business strategy, management and culture is evaluated by the Sub-Adviser.
Infrastructure Investments
          “Infrastructure Assets” are an underlying foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Infrastructure Assets may provide the necessities of everyday life, such as fresh water, roads, airports, utilities, power, steam heating systems, hospitals, schools and other social services. Infrastructure Assets provide the transportation corridors and facilities, communications networks, energy distribution systems and pipelines, and institutions that are fundamental to the health of an economy. The Fund is expected to invest in some or all of the following sectors within the infrastructure industry: utilities, pipelines, transportation infrastructure, telecommunications, engineering and construction, steel, energy, building materials and infrastructure-related machinery.
          Issuers of Infrastructure Assets include both publicly traded and privately held non-governmental entities. These entities may issue debt or equity securities. Although the infrastructure issuers in which the Fund will invest will be non-governmental issuers, governmental units and government-related entities may hold securities issued by such non-governmental infrastructure issuers, at times to a significant extent. In several developed countries outside the United States, including the United Kingdom and Australia, there has been, over many years, a trend of increasing privatization as national governments spend less on Infrastructure Assets. Unlike the United States, these countries frequently utilize private sector equity financing to fund Infrastructure Assets. In many of these countries, some of the larger private sector infrastructure issuers are publicly held companies, the shares of which are traded on national or regional stock exchanges. In the United States, most Infrastructure Assets have typically been owned by governmental units and government-related entities, including federal or state government and government-related agencies. The principal types of Infrastructure Assets in the United States that may be owned by infrastructure issuers, as opposed to governmental or government-related entities, are generally utilities. Other types of Infrastructure Assets generally have been unavailable for equity investment by the private sector. The Sub-Adviser believes, however, that there may be greater opportunity for the private sector to participate in the infrastructure asset class, as state and municipal governments seek to prioritize their expenditures away from spending on Infrastructure Assets. Furthermore, in various developing economies that are experiencing rapid growth in the demand for infrastructure products and services (such as in China and India), the Sub-Adviser believes there are increasing opportunities to invest in issuers in the infrastructure industry.
          The Fund initially expects to invest in a portfolio of 60 to 80 issuers, with an emphasis on large capitalization stocks. The Fund may invest in issuers of all market capitalizations.
          Under normal market conditions, the Fund will seek to identify equity securities that, over the long term, are expected to provide capital appreciation and/or consistent dividends or distributions of income. To a limited extent, the Fund may invest in debt securities that will provide interest income commensurate with the underlying risk of the debt.
Covered Call Strategy
          The Fund will use a covered call strategy to seek to generate current income in the form of premiums received on written call options. Under normal market conditions, the Fund will write call options with an aggregate notional amount of at least 25% of the value of the Fund’s net assets. The Sub-Adviser currently expects that the Fund will initially write call options with an aggregate notional amount of approximately 40% of the value of the Fund’s net assets, and that this amount will vary from time to time based on market conditions. As the writer of a call option, the Fund receives cash (the premium) from the purchaser. The purchaser of the option has the right to any appreciation in the value of the security on which the option is written over a fixed price (the exercise price) on a certain date in the future (the expiration date). Writing call options involves a tradeoff between the options premiums received and reduced participation in potential future stock appreciation of the Fund’s portfolio of common stocks.
          The Sub-Adviser intends to write at-the-money or slightly out-of-the money calls on individual stocks. At-the-money calls have an exercise price equal to the current market price of the underlying stock. Out-of-the money calls have an exercise price greater than the price of the underlying stock. The Fund will generally use American-style options, which are options that may be exercised by the counterparty on any business day through the expiration date. The Sub-Adviser may also use index options as well as options on individual stocks in an attempt to seek current income for the Fund
General Information About the Fund’s Investments
          The Fund may invest and trade in listed and unlisted, public and private, rated and unrated, equity and debt instruments and other obligations, including structured debt and equity instruments as well as financial derivatives. Investments may include investments in stressed and distressed positions, which may include publicly-traded debt and equity securities, obligations which were privately placed with banks, insurance companies and other lending institutions, trade claims, accounts receivable and any other form of obligation recognized as a claim in a bankruptcy or workout process. The Fund will invest in securities traded in foreign countries and denominated in foreign currencies.
          As part of its investment program, the Fund may invest, from time to time, in debt or synthetic instruments that are sold in direct placement transactions between their issuers and their purchasers and that are neither listed on an exchange, nor traded over the counter. The Fund may also receive equity or equity-related securities in connection with a workout transaction and will invest directly in equity securities.
          The Fund may employ currency hedges (either in the forward or options markets) in certain circumstances to reduce currency risk and may engage in other derivative transactions for hedging purposes or to enhance total return. The Fund may also lend securities. The Fund has no present intention to use leverage, but reserves the flexibility to employ leverage in the form of Preferred Shares (as defined below under “— Preferred Shares and Borrowings”), borrowing from a credit facility or both, and the Fund may invest in the securities of companies whose capital structures are highly leveraged.
     From time to time, the Sub-Adviser may also invest a portion of the Fund’s assets in short-term U.S. Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. A greater percentage of Fund assets may be invested in such obligations if the Sub-Adviser believes that a defensive position is appropriate because of the outlook for security prices or in order to respond to adverse market, economic, business or political conditions. From time to time cash balances in the Fund’s brokerage account may be placed in a money market fund. See “The Fund’s Investments—Investment Objectives and Policies” and “The Fund’s Investments—Investment Philosophy.”
          As a non-diversified investment company, the 1940 Act does not limit the proportion of the Fund’s assets it may invest in securities of a single issuer, however, certain tax diversification requirements will apply at the end of each quarter.
Certain Investment Practices
          Equities and Common Stock. The Fund will purchase equity securities of various issuers. An inherent risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and the prices of most securities in a market can drop substantially at any time. The net asset value of the Fund may at any point in time be less than at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.
          Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.
          Warrants. The Fund may invest in equity and index warrants, which are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a specified price either on a certain date or during a specified period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
          Non-U.S. Securities. The Fund currently expects to invest approximately 40% of its assets, and may invest up to 60% of its assets, in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Fund may invest in non-U.S. securities of so-called emerging market issuers. For purposes of the Fund, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s securities is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
          Because evidences of ownership of such securities usually are held outside the United States, the Fund would be subject to additional risks if it invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.
          The Fund may invest without limit in American Depository Receipts (“ADRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States.
          Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
          Derivative Transactions. The Fund may, but is not required to, use various Derivative Transactions described below to facilitate portfolio management and mitigate risks. Such Derivative Transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Sub-Adviser seeks to use the practices to further the Fund’s investment objective, no assurance can be given that these practices will achieve this result. The Fund’s covered call strategy will be an important part of its investment objective.
          The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use Derivative Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of senior loans or other securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.
          Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction, or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Derivative Transactions depends on the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes. Please refer to the Statement of Additional Information for more information on Derivative Transactions and their risks.
          Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.

          If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.
          Futures Contracts and Options on Futures. In connection with its Derivative Transactions and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above.
          Swaps. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into a swap agreement unless the claims-paying ability of the other party thereto is considered to be investment grade by the Sub-Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.
          Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund may use interest rate swaps for risk management purposes and as a speculative investment.
          Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s). The Fund may enter into non-recourse or recourse total return swaps. The Fund may use total return swaps for risk management purposes and as a speculative investment.
          Currency Swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen). The Fund may enter into currency swap contracts and baskets thereof for risk management purposes and as a speculative investment.

          Forward Foreign Currency Contracts. There is no limit on the Fund’s ability to invest in foreign currency contracts, as the Fund may invest up to 100% of its assets in transactions involving securities denominated in foreign currencies. The Fund may hedge up to 100% of its currency exposure.
          The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund expects to invest in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements.
          New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective, the regulatory requirements applicable to investment companies under the 1940 Act and other applicable securities laws, and the U.S. federal income tax requirements applicable to RICs under the Code.
          A more complete discussion of Derivative Transactions and their risks is contained in the Statement of Additional Information.
          Rule 144A Securities. Rule 144A under the Securities Act of 1933, as amended, provides a non-exclusive safe harbor exemption from the registration requirements of the Act for the resale of certain “restricted” securities to certain qualified institutional buyers, such as the Fund. Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by the Board of Trustees.
          Investment Grade Securities. The Fund may invest in a wide variety of bonds that are rated or determined by the Sub-Adviser to be of investment grade quality of varying maturities issued by U.S. and non-U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Corporations and other issuers generally use bonds to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Some investment grade securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk.
          Non-Investment Grade Securities. The Fund may invest in securities rated below investment grade, such as those rated Ba or lower by Moody’s and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by Highland to be of comparable quality. These investments may generally be characterized as “high yield securities” or “junk securities.” Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. The Fund may purchase securities rated as low as D or unrated securities deemed by Highland to be of comparable quality. Under normal market conditions, the Fund will limit its investments in bonds rated below CCC and the securities of stressed, distressed and bankrupt issuers to 30% of its total assets.
          Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.
          The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility.
          Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.
          The ratings of Moody’s and S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Highland also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on Highland’s credit analysis than would be the case when the Fund invests in rated securities.
          Other Fixed Income Securities. The Fund also may purchase unsecured loans, other floating rate or fixed rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The high-yield securities in which the Fund may invest are rated Ba or lower by Moody’s or BB or lower by S&P or are unrated but determined by the Sub-Adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk securities” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund’s fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities.
          The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable-in-kind (PIK bonds). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for federal income tax purposes and is required to distribute its net income each year in order to qualify for the favorable federal income tax treatment potentially available to regulated investment companies. The Fund may be required to sell securities to obtain cash needed for income distributions.
          Preferred Securities. The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
          Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.
          Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.
          Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock’s dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.
          Convertible Securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.
          Repurchase Agreement Transactions. The Fund may invest up to 33 1/3% of its assets in repurchase agreements. It may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are loans or arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. Pursuant to procedures adopted by the Board of Trustees, the Sub-Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

          Money Market Instruments. Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.
          U.S. Government Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.
          Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company.
          The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.
          Exchange Traded Funds. Subject to the limitations on investment in other investment companies, the Fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
          Lending of Assets. The Fund may lend up to 33 1/3% of its assets. It may lend assets to registered broker-dealers or other institutional investors deemed by the Sub-Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.
          As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the board of trustees, which will monitor the creditworthiness of any such firms.
          Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of this offering of common shares are being invested, during periods in which the Sub-Adviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Fund may deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents. The Sub-Adviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.
          Leverage. Although the Fund has no present intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings to add leverage to its portfolio. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. Any such debt or preferred shares may be convertible in accordance with Commission guidelines, which may permit the Fund to obtain leverage at attractive rates. If leverage is used, the Fund currently expects that it will leverage through borrowings.
          The concept of leveraging is based on the premise that so long as the cost of the leverage on the assets to be obtained by the leverage is lower than the return earned by the Fund on these leveraged assets, the common shareholders will benefit from the incremental return. Should the differential between the return produced by the underlying assets and the cost of leverage narrow, the incremental return will be reduced.
          Furthermore, if the cost of the leverage on the leveraged assets exceeds the return earned by the Fund on these leveraged assets, the net asset value of the Fund will be diminished. See “Risk Factors and Special Considerations — Leverage Risk.”
Portfolio Turnover

          The investment policies of the Fund may lead to frequent changes in investments. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after tax return to individual investors in the Fund to the extent that it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain. The Fund anticipates that its portfolio turnover rate will be high and may exceed 100%. See “Risk Factors and Special Considerations — Portfolio Turnover Risk.”
          The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding common shares and preferred shares, if any, voting together as a single class. See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to issue debt, preferred shares or other leverage instruments in the future, it may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on such leverage.
RISK FACTORS AND SPECIAL CONSIDERATIONS
          Investors should consider the following risk factors and special considerations associated with investing in the Fund.
No Operating History
          The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.
Industry Concentration and Infrastructure Industry Risk
          The Fund intends to invest at least 80%, and may invest up to 100%, of its net assets in securities of issuers that primarily own, manufacture or operate Infrastructure Assets. Given the concentration in the infrastructure industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry. Infrastructure companies, including utilities and companies involved in infrastructure projects, are subject to a variety of factors that may adversely affect their business or operations, including
•	high interest costs in connection with capital construction and improvement programs;

•	costs associated with environmental and other regulations, including inexperience with and potential losses resulting from a developing deregulatory environment;

•	the effects of an economic slowdown and surplus capacity;

•	increased competition from other providers of services;

•	uncertainties concerning the availability of fuel at reasonable prices, which may be a heightened risk given the recent experience with record high oil prices;

•	the effects of energy conservation policies;

•	regulation by various governmental authorities and regulation of rates charged to customers;

•	service interruption due to environmental, operational or other accidents;

•	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards;

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation or unsettled capital markets; and

•	general changes in market sentiment toward Infrastructure Assets.
          Because the Fund’s assets will be concentrated in the infrastructure industry, its net asset value may be more volatile that the net asset value of funds that are invested more broadly and do not concentrate their investments.
Common Stock Risk
          Common stock of an issuer in the Fund’s portfolio may decline in price if, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is structurally subordinated in terms of priority with respect to corporate income and assets to preferred stock, bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.
          An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in stock market indices may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Dividend Risk
          Dividends on common stock are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Fund invests will declare dividends in the future or that, if declared, dividends will remain at current levels or increase over time.
Risks of Investing in Preferred Securities
          There are special risks associated with investing in preferred securities, including:
•	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet actually received the distribution. In order to receive the special treatment accorded to RICs and their shareholders under the Code, and avoid federal income and excise taxes at the Fund level, the Fund may be required to distribute this reported income to shareholders in the tax year in which the income is reported (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of income the Fund actually received, and to sell portfolio securities to obtain cash needed for these income distributions.

•	Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•	Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.
Non-U.S. Securities Risk
          The Fund intends to invest approximately 40% of its assets in non-U.S. issuers, and may invest from 30% to 60% of its assets in non-U.S. issuers, including emerging market securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.
          Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value or total returns could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self- sufficiency; and (vi) balance of payments position.
          Certain countries in which the Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. These risks are especially evident in the Middle East and West Africa. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.
          As a result of these potential risks, the Sub-Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practical or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Sub-Adviser, have had no or limited prior experience.
Emerging Markets Risk
          The Fund may invest in securities of issuers based in emerging markets. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
Foreign Currency Risk
          Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.
Call Options Risk
          The Fund will sell call options on a continuous basis on a significant portion of its net assets. The purchaser of the call option has the right to any appreciation in the value of the underlying security over the exercise price on the expiration date. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. The value of the options written by the Fund, which will be priced weekly, will be affected by changes in the value of and dividend rate, if any, changes in the actual or perceived volatility of the underlying security and the stock market in general, and the remaining time to the options’ expiration. The value of the call options may be correlated imperfectly with the value of the underlying stock, which will generally be held in the Fund’s portfolio, particularly if the market for options becomes less liquid or smaller.
Investment and Market Discount Risk
          An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Therefore, like the securities the Fund invests in, the price of the Fund’s shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount to their net asset value. The Fund’s shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.
Special Risks of Derivative Transactions
          Derivative Transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions, forward foreign currency contracts, currency swaps or options on currency futures and other derivatives transactions, also involve certain risks and special considerations. Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Derivative Transactions depends on the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Fund’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes.

          To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.
          Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. Please refer to the Statement of Additional Information for more information on Derivative Transactions and their risks.
          Risks of Futures Transactions. The Fund may invest in futures contracts to an unlimited degree. Futures and options on futures entail certain risks including, but not limited to, the following:
•	no assurance that futures contracts or options on futures can be offset at favorable prices;

•	possible reduction of the return of the Fund due to the use of hedging;

•	possible reduction in value of both the securities hedged and the hedging instrument;

•	possible lack of liquidity due to daily limits or price fluctuations;

•	imperfect correlation between the contracts and the securities being hedged; and

•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.
          Risks of Forward Foreign Currency Contracts. There is no limit on the Fund’s ability to invest in foreign currency contracts, as the Fund may invest up to 100% of its assets in transactions involving securities denominated in foreign currencies. The Fund may hedge up to 100% of its currency exposure. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract. Further, the use of forward contracts may not serve as a complete hedge due to an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.
          Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
          Risks of Investing in Swaps. Investments in swaps involve the exchange with another party of their respective commitments. Use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Fund may enter into credit default swaps, currency swaps or other swaps which may be surrogates for other instruments such as currency forwards or options.

          Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
          As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
          When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
          For a further description of such derivative instruments, see “Investment Objectives and Policies — Additional Investment Policies” in the SAI.
Issuer-Specific Risk
          The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in any or all of a company’s, or companies’, securities. Because the Fund will concentrate its investments in issuers in the infrastructure industry, the value of which may be highly correlated, this risk may be greater for the Fund than for other funds that do not concentrate in an industry.
Non-Diversified Status
          The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a “diversified” investment company under the 1940 Act.
Exchange-Listed Option Risk
          There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
          The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.
Over-the-Counter Option Risk
          The Fund may write (sell) unlisted (“OTC” or “over-the-counter”) options, and options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.
Index Option Risk
          The Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.
Fixed Income Securities Risk
          Debt securities, including investment grade and non-investment grade securities, are also subject to issuer risk. Issuer risk is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Prepayment Risk
          If interest rates fall, the principal on debt held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
Interest Rate Risk
          Interest rate risk is the risk that debt securities, and the Fund’s net assets, may decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund’s debt security holdings.
Inflation Risk
          Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Fund purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but adjustable bonds or floating rate bonds, the Fund is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.
Risks of Investing in Synthetic Securities
          In addition to credit risks associated with holding non-investment grade loans and high-yield debt securities, with respect to synthetic securities the Fund will usually have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). The Fund generally will have no right to directly enforce compliance by the Reference Obligor with the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. The Fund will not benefit directly from any collateral supporting the Reference Obligation or have the benefit of the remedies on default that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of its counterparty, the Fund will be treated as a general creditor of such counterparty and will not have any claim with against the Reference Obligor. As a result, concentrations of synthetic securities in any one counterparty subject the Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the Reference Obligor. The Sub-Adviser may conducts its own independent credit analyses in accordance with the Sub-Adviser’s policies and procedures instead of relying on third party credit analyses of the counterparties, any such counterparty, or an entity guaranteeing such counterparty, individually or in the aggregate. A “Reference Obligation” is the debt security or other obligation upon which the synthetic security is based. A “Reference Obligor” is the obligor on a Reference Obligation. Under normal market conditions, the Fund will limit its investments in synthetic securities to 20% of its total assets.
Leverage Risk
          The Fund has no present intention to use leverage or borrowing, but reserves the flexibility to do so. If leverage is used, the Fund currently expects that it will leverage through borrowings from a credit facility. The Fund in the future may decide to leverage through the issuance of Preferred Shares. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowing, the issuance of Preferred Shares, or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Subject to applicable margins and other limitations, the Fund may borrow money, or utilize other transactions, for the purpose of leveraging its investments. Insofar as the Fund employs leverage in its investment operations, shareholders will be subject to substantial risks of loss. Interest on borrowings will be a portfolio expense of the Fund and will affect the operating results of the Fund. With volatile instruments, downward price swings can result in margin calls that could require liquidation of securities at inopportune times or at prices that are not favorable to the Fund and cause significant losses. Any issuance of Preferred Shares, commercial paper, notes or other types of borrowing will have seniority over the common shares.
•	Borrowing Risk. If the Fund leverages through borrowings, the Fund may enter into definitive agreements with respect to a credit facility or commercial paper program. The Fund may negotiate with commercial banks to arrange such a facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately one-third of the Fund’s total assets (inclusive of the amount borrowed) offered hereby. Any such borrowings would constitute leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.

The Fund expects that such a facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares.

•	Preferred Share Risk. Preferred Share risk is the risk associated with the issuance of the Preferred Shares to leverage the common shares. As described under “Description of Capital Structure — Preferred Shares,” the Fund may issue Preferred Shares. If Preferred Shares are issued, the net asset value and market value of the common shares may be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term distribution rates on the Preferred Shares. If the distribution rate on the Preferred Shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the distribution rate on the Preferred Shares exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued Preferred Shares.

In addition, the Fund will pay (and the holders of common shares will bear) all costs and expenses relating to any issuance and ongoing maintenance of Preferred Shares, including advisory fees. Accordingly, the Fund cannot assure you that the issuance of Preferred Shares will result in a higher yield or return to the holders of the common shares.

Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the Preferred Shares or of losing its ratings on the Preferred Shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the distribution requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to the holders of common shares.
•	Preferred Shareholders may have Disproportionate Influence over the Fund. If Preferred Shares are issued, holders of Preferred Shares may have differing interests than holders of common shares and holders of Preferred Shares may at times have disproportionate influence over the Fund’s affairs. If Preferred Shares are issued, holders of Preferred Shares, voting separately as a single class, would have the right to elect two members of the board of trustees at all times. The remaining members of the board of trustees would be elected by holders of common shares and Preferred Shares, voting as a single class. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

•	Portfolio Guidelines of Rating Agencies for Preferred Share and/or Credit Facility. In order to obtain and maintain the required ratings of loans from a credit facility, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody’s and/or S&P or the credit facility, respectively. Such guidelines will likely be more restrictive than the restrictions otherwise applicable to the Fund as described in this prospectus or in the Statement of Additional Information. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s holders of common shares or its ability to achieve its investment objective. The Fund anticipates that any Preferred Shares that it issues would be initially given the highest ratings by Moody’s (“Aaa”) or by S&P (“AAA”), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody’s and S&P receive fees in connection with their ratings issuances.

•	Effects of Leverage. If leverage is used, the Fund currently expects that it will leverage through borrowings from a credit facility and may employ leverage at the time the leverage is incurred in an amount up to 33 1/3% of the Fund’s total assets (including the proceeds of all such leverage). The Fund may vary its use of leverage in response to changing market conditions, and there is no guarantee that the Fund will meet its current intentions concerning use of leverage. The Fund may significantly reduce or cease its use of leverage for a period of time if it believes that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to shareholders than it could obtain over time without leverage.

The Fund in the future may decide to leverage through the issuance of Preferred Shares. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares plus the amount of borrowing (i.e., such liquidation value and amount of borrowing may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such distribution) is at least 200% of such liquidation value plus amount of any borrowing. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares, from time to time, to maintain coverage of any Preferred Shares of at least 200%.
To qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, the Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax. If the Fund is precluded from making distributions on the common shares because of any applicable asset coverage requirements, the terms of the Preferred Shares may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for a regulated investment company, will be paid to the holders of the Preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of Preferred Shares would be entitled to receive upon redemption or liquidation of the shares.

The Fund’s willingness to issue Preferred Shares or borrow for leverage purposes, and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Sub-Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be utilized or will be successful during any period in which it is employed.
          Until the Fund borrows money or issues Preferred Shares, the common shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply.
          Such leveraging of the common shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and its policies and strategies.
          Because the fees received by Highland and the Sub-Adviser are based on the total managed assets of the Fund (including assets attributable to borrowings that may be outstanding), Highland and the Sub-Adviser have a financial incentive to utilize borrowings, which may create a conflict of interest between Highland and the Sub-Adviser, on the one hand, and the common shareholders, on the other hand.
Portfolio Turnover Risk
          The Fund may have a high level of portfolio turnover, in excess of 100%. High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher Fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of net capital gain. Given the frequency of sales, any such net capital gain may be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to shareholders at the same (higher) rates as ordinary income.
Initial Public Offerings (IPOs) Risk
          The Fund may invest in shares of companies through IPOs. IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund, subject to the Fund’s option writing strategy. However, there is no assurance that the Fund will have access to profitable IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

          The Sub-Adviser has adopted Trade Aggregation and Allocation Procedures (the “Procedures”) under which the Sub-Adviser may aggregate client (including the Fund) purchase or sale orders and may also aggregate orders for the Sub-Adviser’s own account to achieve more efficient execution, lower per share brokerage costs, and in the aggregate, better prices. The Sub-Adviser’s Procedures are designed to ensure that each of the Sub-Adviser’s clients is treated in a fair and equitable manner over time by not intentionally favoring one client over another. Among other things, the Procedures require the Sub-Adviser to: (i) aggregate client orders only when consistent with the Adviser’s duty of best execution and with the client’s investment objectives, account guidelines and other objective criteria, (ii) specify in advance the client accounts that will participate in the aggregated transaction, (iii) specify the relevant allocation method with respect to the aggregated order, and (iv) allocate on a pro rata basis the price and per share commission and transaction costs to each client participating in the aggregated transaction. The Sub-Adviser does not receive additional compensation or remuneration solely as a result of a trade aggregation or allocation. Trades will be aggregated when in the best interest of and overall fairness to each client. The Procedures also provide that the Adviser will monitor to ensure that no client is disadvantaged as a result of aggregated transactions over time.
          Investments in private placements of limited size are not subject to the aggregation policy described above, and priority may be given to accounts managed by the investment personnel generating the investment idea pursuant the Procedures. However, the Procedures are designed to monitor allocations of limited investment opportunities to ensure that such opportunities are allocated in a fair and equitable manner over time. In addition, the Fund’s ability to participate in certain private placements could be limited as a result of direct or indirect relationships of the Investment Adviser, the Sub-Adviser or their respective principals with other clients or potential portfolio companies.
Securities Lending Risk
          The Fund may lend its portfolio securities (up to a maximum of one-third of its total assets) to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Fund. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities.
Management Risk
          The Fund is subject to management risk because its portfolio is actively managed. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Key Sub-Adviser Personnel Risk
          The Fund’s ability to identify and invest in attractive opportunities is dependent upon U.S. Global Investors, Inc., its investment sub-adviser. If one or more key individuals leaves the Sub-Adviser, the Sub-Adviser may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Fund from achieving its investment objective.
Market Risk Generally
          The profitability of a significant portion of the Fund’s investment program depends to a great extent upon correctly assessing the future course of the price movements of securities and other investments. There can be no assurance that the Sub-Adviser will be able to predict accurately these price movements. With respect to the investment strategies the Fund may utilize, there will be a high degree of market risk.

Non-Diversified Status
          The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company
Not a Complete Investment Program
          The Fund is intended for investors seeking total returns. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.
Illiquidity of Investments
          There is no limit on the amount of the Fund’s portfolio that can be invested in illiquid securities. The Fund may not be able to sell such investments at prices that reflect the Sub-Adviser’s assessment of their fair value or the amount paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale by the Fund and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially stressed and distressed companies, may require a long holding period prior to being able to determine whether the investment will be profitable or not.
Valuation Risk
          Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when market prices are not readily available or circumstances render an existing methodology or procedure unreliable. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.
Tax Risk
          The Fund may invest in derivative instruments, such as swaps, and other instruments, in order to obtain investment exposure to its principal investment categories or for other purposes. The Fund intends only to invest in such instruments to an extent and in a manner consistent with the Fund’s qualification as a regulated investment company for federal income tax purposes. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal (and state) income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). Fund income distributed to common shareholders would also be taxable to shareholders as ordinary dividend income to the extent attributable to the Fund’s earnings and profits. Accordingly, in such event, the Fund’s ability to achieve its investment objective would be adversely affected, and common shareholders would be subject to the risk of diminished investment returns. We cannot assure you what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The Fund’s Derivative Transactions are generally subject to numerous special and complex tax rules. Because the tax rules applicable to such transactions may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid Fund-level U.S. federal income and/or excise taxes. See “Taxation.”
Market Disruption and Geopolitical Risk
          The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Sub-Adviser does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.
Risks of Investing in a Fund with Anti-Takeover Provisions
          The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.
MANAGEMENT OF THE FUND
General
          The Fund’s board of trustees is responsible for the overall management of the Fund, including supervision of the duties performed by Highland. There are [     ] trustees of the Fund. [          ] of the trustees are not “interested persons” (as defined in the 1940 Act) of the Fund. The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.
The Investment Adviser
          Highland acts as the Fund’s investment adviser. Highland is located at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. As of June 30, 2008, the Investment Adviser managed approximately $37.3 billion in assets on behalf of investors around the world. Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Messrs. Dondero and Okada have managed portfolios together since 1990.
          Responsibilities. The Investment Adviser provides the following services to the Fund: (i) furnishes an investment program for the Fund; (ii) determines, subject to the overall supervision and review of the board of trustees, the investments to be purchased, held, sold or exchanged by the Fund and the portion, if any, of the assets of the Fund to be held uninvested; (iii) makes changes in the investments of the Fund; and (iv) votes, exercises consents and exercises all other rights pertaining to such investments. Subject to the foregoing, the Investment Adviser, at its own expense, will have the authority to engage one or more sub-advisers in connection with the portfolio management of the Fund, which sub-advisers may be affiliates of the Investment Adviser; provided, however, that the Investment Adviser shall remain responsible to the Fund with respect to its duties and obligations set forth in the investment advisory agreement. The Investment Adviser has retained U.S. Global Investors, Inc., to manage the Fund’s investments.

The Sub-Adviser
          U.S. Global Investors, Inc., is the Fund’s sub-adviser. The Sub-Adviser is located at 7900 Callaghan Road, San Antonio, Texas 78229. As of June 30, 2008, the Sub-Adviser managed approximately $[     ] billion in assets of mutual funds and offshore clients. The Sub-Adviser is a publicly traded company (NASDAQ: GROW) and is a Texas corporation formed in 1968.
          Compensation. Highland serves as the Fund’s investment adviser at an annual base rate of [1.00]% of the Fund’s average daily Managed Assets payable monthly in arrears. “Managed Assets” means the total assets of the Fund minus accrued liabilities (other than liabilities in connection with borrowings, the liquidation preference of any preferred shares outstanding, reverse repurchase agreements, and the issuance of commercial paper or other forms of debt securities). For purposes of calculating “Managed Assets,” collateral received for securities loaned by the Fund which is investment in accordance with the Fund’s investment objectives and policies shall be considered an asset of the Fund and any liability associated with such collateral shall be excluded from the Fund’s liabilities. By way of clarification, with respect to any reverse repurchase agreement, dollar roll, or similar transaction, “Managed Assets” includes any proceeds of the sale of an asset of the Fund to a counterparty in such transaction, in addition to the value of the underlying asset as of the relevant measuring date. The Investment Adviser, and not the Fund, has agreed to pay the Sub-Adviser for its services at an annual base rate of [     ]% of the Fund’s average daily Managed Assets payable monthly in arrears.
          Potential Conflicts of Interest. If the Fund employs leverage, the Investment Adviser and Sub-Adviser will benefit because the Fund’s Managed Assets will increase with leverage. Furthermore, the Investment Adviser and Sub-Adviser will also benefit to the extent that the Fund’s Managed Assets are derived from the reinvested collateral received on portfolio securities loaned.
          In addition to the investment advisory fee of Highland, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its trustees (other than those affiliated with Highland), custodian, transfer and dividend disbursing agent expenses, legal fees, listing fees and expenses, expenses of independent auditors, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and reimbursement of actual expenses of the Investment Adviser or others for registration and maintenance of the Fund’s registrations with the Commission and other jurisdictions and taxes, if any.
Selection of Securities Brokers
          The Advisory Agreement and Sub-Advisory Agreement each contain provisions relating to the selection of securities brokers to effect the portfolio transactions of t he Fund. Under those provisions, the Sub-Adviser may (i) direct Fund portfolio brokerage to NexBank, a broker-dealer affiliate of the Investment Adviser, and (ii) pay commissions to brokers other than NexBank, that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Sub- Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement and Sub-Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.
Portfolio Managers
          The Fund’s portfolio will initially be managed by Frank E. Holmes and John Derrick. The investment decisions are not subject to the oversight, approval or ratification of a committee.
          Frank E. Holmes. Mr. Holmes is Chief Executive Officer and Chief Investment Officer of U.S. Global Investors. Prior to purchasing a controlling interest of U. S. Global in October 1989, Mr. Holmes had investment banking experience in the international capital markets and the gold mining industry and had management experience in companies regulated by Canadian securities commissions. For over a decade, Mr. Holmes worked for a Canadian investment corporation where he was a research analyst and portfolio manager specializing in emerging growth companies and was ultimately named Vice President,

Corporate Finance. Born and raised in Toronto, Canada, Mr. Holmes attended the University of Western Ontario in London, Ontario, where he received a B.A. in Economics and Natural Science from Huron College. Mr. Holmes also successfully completed many Canadian securities examinations, including the Fellow of the Canadian Securities Industry and the Partners/Directors/Officers Qualifying Examination and has received the designated licenses associated with those exams. He was formerly President and Chairman of the Toronto Society of the Investment Dealers Association and a member of the Toronto Stock Exchange’s Listing Committee as well as a member seat holder of the stock exchanges in Toronto, Montreal, Vancouver and Alberta.
          John Derrick. Mr. Derrick joined U.S. Global Investors in January 1999 as an investment analyst for the U.S. Global Investors money market and tax-free funds. In March 2004, he was promoted from Portfolio Manager to Director of Research, which includes day-to-day management of the investment team. Mr. Derrick monitors the Federal Reserve and other macroeconomic factors affecting the U.S. and global economies. He also analyzes makes investment decisions about equity and fixed-income securities as co-manager of several U.S. Global funds. Prior to joining U.S. Global Investors, he worked at Fidelity Investments. Mr. Derrick earned a B.B.A. in finance from the University of Texas at Arlington. He holds Series 6, 7 and 63 licenses and is a Chartered Financial Analyst.
          The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by the Fund.
Administrator/Sub-Administrator
          Under an administration agreement dated [          ], 2008, Highland provides administration services to the Fund, provides executive and other personnel necessary to administer the Fund and furnishes office space. Highland will receive an annual fee, payable monthly, in an amount equal to [0.20]% of the average daily value of the Fund’s Managed Assets. The accrued fees will be payable monthly as promptly as possible after the end of each month during which this Agreement is in effect. Highland may waive a portion of its fees. Under a separate sub-administration agreement, dated [          ], 2008, Highland has delegated certain administrative functions to [     ], at an annual rate, payable by Highland, of [     ]% of the average daily value of the Fund’s Managed Assets. [          ] has its principal office at [          ].
Distributions
          Commencing with the Fund’s initial distribution, the Fund intends to make regular monthly cash distributions of all or substantially all of its investment company taxable income to common shareholders. Subject to market conditions, we expect to declare the initial monthly distribution on the Fund’s common shares within approximately 45 days after completion of this offering and to pay that initial monthly distribution approximately 60 to 90 days after completion of this offering. The Fund expects to pay common shareholders annually at least 90% of its investment company taxable income. The Fund may pay capital gain distributions annually, if available.
          Various factors will affect the level of the Fund’s current income and current gains. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant quarter or year, respectively. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of income and gains actually earned by the Fund during the applicable period. Undistributed income and gains will add to the Fund’s net asset value and, correspondingly, distributions from undistributed income and gains and from capital, if any, will be deducted from the Fund’s net asset value. Shareholders will automatically have all distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s Dividend Reinvestment Plan unless an election is made to receive cash. Each participant in the Fund’s Dividend Reinvestment Plan will pay a pro rata portion of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Dividend Reinvestment Plan are subject to a sales fee and a brokerage commission. See “Dividend Reinvestment Plan.”
DIVIDEND REINVESTMENT PLAN
          Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all distributions declared for your common shares of the Fund will be automatically reinvested by [          ] (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by [          ], as distribution disbursing agent. You may elect not to participate in the Plan and to receive all distributions in cash by sending written instructions or by contacting [          ], as distribution disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you.
          The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.
          If, on the payment date for any distribution, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the distribution amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the distribution will be divided by 95% of the market price per common share on the payment date.
          If, on the payment date for any distribution, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in common shares acquired on behalf of the participants in open-market purchases.
          In the event of a market discount on the payment date for any distribution, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-distribution” basis or 120 days after the payment date for such distribution, whichever is sooner (the “last purchase date”), to invest the distribution amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly distributions. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each distribution through the date before the “ex-distribution” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the distribution had been paid in newly issued common shares on the distribution payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full distribution amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the distribution amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the distribution will be divided by 95% of the market price per common share on the payment date.
          The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
          In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
          There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Accordingly, any taxable distribution received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. See the section “Tax Matters” for more information. Participants who request a sale of shares through the Plan Agent are subject to a $[2.50] sales fee and pay a brokerage commission of $[0.05] per share sold.
          The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
          All correspondence concerning the Plan should be directed to the Plan Agent at [     ].
DESCRIPTION OF CAPITAL STRUCTURE
Common Shares
          The Fund is a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of August 4, 2008. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. The Fund currently is not aware of any expenses that will be paid pursuant to this provision, except to the extent fees payable under its Dividend Reinvestment Plan are deemed to be paid pursuant to this provision.
          The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

          The Fund has no present intention of offering any additional shares other than common shares issued under the Fund’s Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Fund’s board of trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.
          The Fund’s common shares are expected to be listed on the New York Stock Exchange under the symbol “[___].” Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and offering costs paid by the Fund. See “Summary of Fund Expenses.”
          Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), distribution stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See the Statement of Additional Information under “Repurchase of Common Shares.”
Preferred Shares
          The Agreement and Declaration of Trust provides that the Fund’s board of trustees may authorize and issue Preferred Shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued distributions on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met.
          Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.
          Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years’ distributions on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.
          The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.
          Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued distributions per share, (ii) the Fund may tender for or purchase Preferred Shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.
          The discussion above describes the possible offering of Preferred Shares by the Fund. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering and may fix the terms of the Preferred Shares to be offered.
Other Shares
          The board of trustees (subject to applicable law and the Fund’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.
Credit Facility
          If the Fund leverages through borrowings, the Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately one-third (33 1/3%) of the Fund’s total assets (inclusive of the amount borrowed) offered hereby. Any such borrowings would constitute leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.
          In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt and (iii) engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The

Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares.
ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST
          The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund.
CLOSED-END FUND STRUCTURE
          The Fund is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value” (less a redemption fee, if applicable, or contingent deferred sales charge, if applicable). Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.
          Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.
REPURCHASE OF COMMON SHARES
          Shares of closed-end investment companies often trade at a discount to their net asset value, and the Fund’s common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund’s common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund. See “Net Asset Value.” Although the Fund’s common shareholders will not have the right to redeem their common shares, the Fund may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.
          There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s common shares, you should be aware that the acquisition of common shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any borrowings or Preferred Shares outstanding, if any. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act and the principal stock exchange on which the common shares are traded.
NET ASSET VALUE
     The net asset value of the common shares of the Fund will be computed based upon the value of the Fund’s portfolio securities and other assets. Net asset value per common share will be determined daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Fund calculates net asset value per common share by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.
Valuations
     The Fund will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to policies and procedures approved by the board of trustees:
(i)	The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the [Investment Adviser] utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

(ii)	Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value thereof, as determined by the [Investment Adviser], which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

(iii)	Listed options, or over-the-counter options for which representative brokers’ quotations are available, will be valued in the same manner as listed or over-the-counter securities as hereinabove provided. Premiums for the sale of such options written by the Fund will be included in the assets of the Fund, and the market value of such options shall be included as a liability.

(iv)	The Fund’s non-marketable investments will generally be valued in such manner as the [Investment Adviser] determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Fund’s board of trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Fund’s board of trustees.
     When determining the fair value of an asset, the [Investment Adviser] will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the [Investment Adviser] deems relevant.

TAXATION
          The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. Your investment may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to your investment in the Fund. Applicable U.S. tax laws as of the date of this prospectus may change or be subject to new interpretations by courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.
Taxation of the Fund
          The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (each defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof (y) that derives less than 90% of its gross income from the items described in (a) above, and (z) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d)) (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, United States government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (I) the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (II) any one or more Qualified Publicly Traded Partnerships.
          As a regulated investment company, the Fund generally will not be subject to United States federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of (i) the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (if any). The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.
          Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its net capital gains for the one-year period ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no United States federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement. In addition, the Fund reserves the right to pay the excise tax instead of making additional distributions when circumstances warrant (e.g., payment of the excise tax is deemed by the Fund to be de minimis).
          If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income (if any) and net long term capital gains would be taxable to shareholders as ordinary income.
Taxation of Certain Fund Investments
          The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices, and debt securities) will be governed by Section 1256 of the Code (“section 1256 contracts”). The Fund’s positions in these section 1256 contracts will be subject to mark-to-market treatment and gains will be recognized based on the fair market value of the options at the end of the Fund’s taxable year (or if the option or contract is disposed of, upon disposition). Under this system, 60% of the gains or losses from such equity index call options, futures contracts (including, unless the Fund elects otherwise, foreign currency futures contracts), and options on certain foreign currencies and foreign currency futures contracts will be treated as long-term capital gains or losses and 40% will be treated as short-term capital gains or losses. Such short-term gains will be subject to ordinary income tax rates to the extent not offset by short-term losses. The Fund’s positions in options that do not qualify as section 1256 contracts under the Code, including unlisted options on equity indices, listed options on narrow-based equity indices and options on individual stocks, generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, call option premiums received by the Fund will be recognized upon exercise, lapse or other disposition of the option. If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
          The Fund’s option-writing on indices, stocks, and other instruments may affect the period for which it is respected for federal income tax purposes as having held stocks that the Fund owns on which calls are written or which are included in the indices or other instruments on which calls are written. Some of the call options, put options, and other instruments employed by the Fund may be deemed to substantially diminish the Fund’s risk of loss in offsetting positions in “substantially similar or related” property, thereby giving rise to “straddles” under the federal income tax rules. The straddle rules generally can require the Fund to defer certain losses on positions within a straddle and to terminate the holding period for shares. In other words, the Fund will not be respected as having owned the shares for any time before the options lapse or are otherwise terminated. Some of the covered call options that are considered to offset “substantially similar or related” property may constitute “qualified covered call options” which are generally excepted from the straddle rules but may still give rise to holding period suspensions. At this time, it is unclear the extent to which the gains from the sale of Fund portfolio securities underlying (or substantially similar to) such call options will be treated as short-term capital gains and thus, in so far as not offset by short-term losses, taxable at ordinary income rates when distributed. To the extent the Fund’s holding period in shares is terminated or suspended under the straddle rules, any dividends received by the Fund on such shares may not qualify for the corporate-dividends received deduction and/or as qualified dividend income.
          Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
          Special tax rules may change the treatment of gains and losses recognized by the Fund when the Fund invests in certain foreign securities or currencies. The application of these special rules may also affect the timing, amount and character of distributions made by the Fund. In addition, dividend, interest and other income received by the Fund from investments outside the United States may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the United States and other countries may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at its year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction (but not both) on their U,S. federal income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. See the SAI for additional requirements to obtain such credits.
Taxation of Shareholders
          Distributions paid to you by the Fund from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”), are generally taxable to you as ordinary income to the extent of the Fund’s earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) for taxable years beginning before January 1, 2011, as qualified dividend income eligible for the reduced maximum United States federal rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion of the Fund’s ordinary income dividends will constitute qualified dividend income. Distributions made to you from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly designated by the Fund, regardless of the length of time you have owned common shares of the Fund. The maximum United States federal tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized for taxable years beginning before January 1, 2011.
          If, for any calendar year, the total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares. The amount treated as a tax-free return of capital will reduce a shareholder’s tax basis in the common shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the subsequent sale of the common shares. Any amounts distributed to a shareholder in excess of his or her basis in the common shares will be taxable to the shareholder as capital gain (assuming your common shares are held as a capital asset).
          Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.
          The sale or other disposition of common shares of the Fund will generally result in gain or loss to you, and will be long-term capital gain or loss if the common shares have been held for more than one year at the time of sale and are a capital asset in your hands. Any loss upon the sale or exchange of Fund common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by you in respect of those Fund shares. Any loss you realize on a sale or exchange of common shares of the Fund will be disallowed if you acquire other common shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

          Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment in the Fund (and thus were included in the price the shareholder paid for his or her Fund shares). If the Fund pays you a dividend or makes a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend or distribution was declared.
          The Fund is required in certain circumstances to withhold, for federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-corporate shareholders who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your United States federal income tax liability, if any, provided that the required information is furnished to the IRS.
          The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Affiliations
          Highland is currently affiliated with NexBank, a Financial Industry Regulatory Authority (“FINRA”) member broker-dealer that is indirectly controlled by the principals of Highland. Part of the estimated offering and organizational expenses of $[___] includes a reimbursement to NexBank of up to [___]% (which will be up to $[___]) for distribution assistance. NexBank will provide distribution assistance in connection with the sale of the common shares of the Fund by coordinating the “road show,” and by designing and coordinating the printing of the marketing materials used in connection with the offering. Additionally, NexBank’s representatives, who are internal or external wholesalers registered with FINRA through NexBank, will participate and engage in the road show by giving presentations about the Fund to branch offices of the underwriters. The payment by the Fund to NexBank of $[___] will be used solely to pay for the compensation to such wholesalers, NexBank’s assistance with coordinating the road show, designing and coordinating the printing of marketing materials, and to reimburse NexBank for the reasonable out-of-pocket expenses related to the road show. With the exception of the foregoing, NexBank will not receive any compensation for its distribution assistance in connection with this offering and, absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. Subject to compliance with those restrictions, any amounts that the Fund may incur in agency transactions with NexBank may be more or less than what would be paid in an arms-length transaction.
CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT
          The Custodian of the assets of the Fund will be [               ]. The Custodian will perform custodial, fund accounting and portfolio accounting services. [               ] will serve as the Fund’s transfer agent with respect to its common shares.
          [               ] serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Plan and as transfer agent and registrar for the common shares of the Fund.

UNDERWRITING
          Subject to the terms and conditions stated in the [underwriting/purchase] agreement dated           , 2008, each Underwriter named below, for which [                    ] is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of common shares set forth opposite the name of such Underwriter.

Number of
Underwriter	Common Shares

Total

          The [underwriting/purchase] agreement provides that the obligations of the Underwriters to purchase the common shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions.
          The Underwriters are obligated to purchase all the common shares sold under the [underwriting/purchase] agreement if any of the common shares are purchased. In the [underwriting/purchase] agreement, the Fund, the Investment Adviser and the Sub-Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933 (the “1933 Act”) or to contribute payments the Underwriters may be required to make for any of those liabilities.
Commissions and Discounts
          The Underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $  per common share. The sales load the Fund will pay of $.90 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $  per share on sales to other dealers. After the initial public offering, the public offering price, concession, and discount may be changed. Investors must pay for any common shares purchased through the initial public offering on or before           , 2008.
          The following table shows the public offering price, estimated offering expenses, sales load and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

	Per Share		Without Option	With Option
Public offering price	$20.00		$	$
Sales load	$.90		$	$
Estimated offering expenses	[$.04	]	$	$
Proceeds, after expenses, to the Fund	[$19.06	]	$	$
          The expenses of the offering are estimated at $ and are payable by the Fund. [                    ] has agreed to pay the amount by which the Fund’s offering expenses (other than the sales load, but including the reimbursement of expenses described in the preceding sentence) exceed [$.04] per common share (the “Reimbursement Cap”).
Overallotment Option
          The Fund has granted to the Underwriters an option to purchase up to            additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional common shares proportionate to that Underwriter’s initial amount reflected in the above table.
Price Stabilization, Short Positions and Penalty Bids
          Until the distribution of the common shares is complete, the Commission rules may limit Underwriters and selling group members from bidding for and purchasing the Fund’s common shares. However, the representative may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, or maintain, that price.
          If the Underwriters create a short position in the common shares in connection with the offering (i.e., if they sell more common shares than are listed on the cover of this prospectus), the representative may reduce that short position by purchasing common shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of common shares to stabilize the price or to reduce a short position may cause the price of the Fund’s common shares to be higher than it might be in the absence of such purchases.
          Neither the Fund nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares. In addition, neither the Fund nor any of the Underwriters makes any representation that the representative Underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.
          The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the Underwriters, except for the sale of the common shares to the Underwriters pursuant to the [purchase/underwriting] agreement and certain transactions relating to the Fund’s Plan.
          The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in connection with the Fund’s portfolio transactions. The Underwriters are active Underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Fund.

          One or more of the Underwriters of the common shares may also act as an underwriter of the Fund’s preferred shares, if any, and as a broker-dealer in connection with auctions of the preferred shares.
          The common shares will be sold in such a manner as to ensure that New York Stock Exchange distribution standards (that is, round lots, public shares and aggregate market value) will be met.
Additional Compensation to Be Paid by Investment Adviser or Sub-Adviser to an Underwriter
          [TBD]
Other Relationships
          [TBD]
LEGAL MATTERS
          Certain legal matters in connection with the common shares will be passed upon for the Fund by Ropes & Gray LLP, Boston, Massachusetts and for the underwriters by [___], [New York, New York].
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          [                    ] serves as the independent registered public accounting firm of the Fund and will annually audit the financial statements of the Fund. [        ] is located at [         ].
ADDITIONAL INFORMATION
          The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Commission. Reports, proxy statements, and other information filed by the Fund with the Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Commission, 100 F Street, N.E., Washington, D.C. 20549. The Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements, and other information regarding registrants, including the Fund, that file electronically with the Commission.
          The Fund expects the common shares to be listed on the NYSE under the symbol “[         ].” Reports, proxy statements and other information concerning the Fund and filed with the Commission by the Fund will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.
          This prospectus constitutes part of a Registration Statement filed by the Fund with the Commission under the 1933 Act and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Commission’s web site (http://www.sec.gov).
PRIVACY PRINCIPLES OF THE FUND
          The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
          Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
          The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
          Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties, and other factors that may cause the actual results, levels of activity, performance, or achievements of the Fund to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors and Special Considerations” and elsewhere in this prospectus.

TABLE OF CONTENTS OF THE SAI
[TO BE ADDED]

          Until   , 2008, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.
Shares
Highland/U.S. Global Infrastructure Fund
Common Shares of Beneficial Interest
$20.00 per Share
PROSPECTUS
     , 2008

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
DATED AUGUST 6, 2008
Highland/U.S. Global Infrastructure Fund
Statement of Additional Information
     Highland/U.S. Global Infrastructure Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) with no operating history. This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [          ], 2008. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-877-665-1287. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.
This Statement of Additional Information is dated [          ], 2008.

USE OF PROCEEDS
     Pending investment in securities that meet the Fund’s investment objective and its policies and strategies, the net proceeds of this offering will be invested in short-term debt securities of the type described under “Investment Policies and Techniques — Short-Term Debt Securities.” We currently anticipate that the Fund will be able to invest primarily in securities that meet the Fund’s investment objective and its policies and strategies within approximately three months after the completion of this offering.
INVESTMENT RESTRICTIONS
     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a “majority of the outstanding”1 common shares and any Preferred Shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:
     (1) invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in any single industry or group of industries, except that (a) the Fund will invest more than 25% and may invest up to 100% of its assets in securities in the industry group consisting of issuers that primarily own, manufacture or operate Infrastructure Assets (as defined in the Prospectus) and (b) this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;
     (2) issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or borrowings or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;
     (3) make loans of money or property to any person, except through loans of portfolio securities up to a maximum of 33 1/3% of the Fund’s total assets, the purchase of debt securities, including bank loans (senior loans) and participations therein, or the entry into repurchase agreements up to a maximum of 33 1/3% of the Fund’s total assets;
     (4) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Fund may be deemed to be an underwriter;
     (5) purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies, and instruments secured by real estate or interests therein and the Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such other assets; or
     (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool.
     As currently relevant to the Fund, the 1940 Act requires an asset coverage of 200% for a closed-end fund issuing preferred shares and for borrowings exceeding 5% of the Fund’s assets (excluding temporary borrowings).
     In addition, to comply with the federal tax requirements for qualification as a registered investment company, the Fund’s investments must meet certain diversification requirements. See “Tax Matters.”
     The percentage limitations applicable to the Fund’s portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment, except that the percentage limitation with respect to borrowing applies at all times, and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns.

[1]	When used with respect to shares of the Fund, “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

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ADDITIONAL INVESTMENT INFORMATION
     The following information supplements the discussion of the Fund’s investment objective and it policies and strategies that are described in the prospectus.
Short-Term Debt Securities
     For temporary defensive purposes or to keep cash on hand, the Fund may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:
     (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.
     (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.
     (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

3

Equity Securities
     The Fund may invest in equity securities including preferred stocks, convertible securities, warrants and depository receipts.
     Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
     Warrants. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
     Depository Receipts. The Fund may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or U.S. underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs may present additional investment considerations of non-U.S. securities.
Derivative Transactions and Risk Management
     Consistent with its investment objective and its policies and strategies set forth in the prospectus, the Fund may also enter into certain risk management transactions. In particular, the Fund may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions. Derivative Transactions may be used to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from fluctuations in the securities markets, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Derivative Transactions may be used at any time. There is no particular strategy that requires use of one

4

technique rather than another. Use of any Derivative Transaction is a function of market conditions. The ability of the Fund to manage them successfully will depend on the Sub-Adviser’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Derivative Transactions that the Fund may use are described below. Although the Fund recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Fund may seek to use these strategies in certain circumstances. The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Derivative Transactions may give rise to taxable income.
     Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.
     If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.
     The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC Options”) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”) which guarantees the performance of the obligations of the parties to such options.
     Futures Contracts and Related Options. The Fund may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
     Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.
     Limitations on Use of Futures and Options on Futures. The Fund’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Fund currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Fund may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Fund’s liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the

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5% limitation. The above policies are non-fundamental and may be changed by the Fund’s board of trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.
     Forward Foreign Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
     The Fund may engage in various forward currency contract strategies:
•	The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

•	The Fund may also use forward currency contracts to shift the Fund’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Sub-Adviser believes that currency will decline relative to another currency, the Fund might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency.

•	The Fund may also purchase forward currency contracts to enhance total return when the Sub-Adviser anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

•	The Fund may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.

•	The Fund could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Fund’s existing investments are denominated.

•	The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if the Sub-Adviser anticipates that there will be a correlation between the two currencies.

•	The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

•	When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward

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currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term strategy is highly uncertain.
     Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund’s use of options on currencies will be subject to the same limitations as its use of options on securities, described in the Prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.
     As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-à-vis the U.S. dollar) historically have a high degree of positive correlation.
     Currency Futures and Options Thereon. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.
     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund’s profits on its underlying securities transactions.
     Calls and Puts on Securities, Indices and Futures Contracts. The Fund may sell or purchase call options (“calls”) on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument which it might otherwise have sold. The purchase of a call gives the Fund the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.
     The Fund may purchase put options (“puts”) that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Fund may also sell puts on securities, indices or futures contracts on such securities if the Fund’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. In selling puts, there is a risk that the Fund may be required to buy the underlying security at a price higher than the current market price.

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     Interest Rate Transactions. Among the Derivative Transactions in which the Fund may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions for risk management purposes and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.
     The Fund may enter into interest rate swaps, caps and floors on either an asset based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Derivative Transactions are incurred into for good faith risk management purposes. The Sub-Adviser and the Fund believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Fund will accrue the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.
     Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.
     There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being purchased. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.
     Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC Options on securities, indices and futures contracts sold by the Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund’s obligations with respect to such instruments.
     Such Amounts Fluctuate as the Obligations Increase or Decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

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     Derivative Transactions Present Certain Risks. With respect to Derivative Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Fund’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Derivative Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to successfully utilize Derivative Transactions will depend on the Investment Adviser’s and the sub-adviser’s ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Fund has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Derivative Transactions will reduce net asset value.
     Regulatory Considerations. The Fund has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Derivative Transactions. See “Tax Matters.”
Exchange Traded Funds
     Subject to the limitations on investment in other investment companies under the 1940 Act, the Fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Credit-Linked Notes
     The Fund may invest in credit-linked notes (“CLNs”) for risk management purposes and to vary its portfolio. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.
Credit Default Swaps
     To the extent consistent with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.
     Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter

9

into swap agreements only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under “Principal Risks of the Fund — Leverage Risk” in this prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.
Restricted and Illiquid Securities
     Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.
When-Issued and Forward Commitment Securities
     The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.
Pay-in-kind Bonds
     The Fund may invest in Pay-in-kind, or “PIK” bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Mezzanine Investments
     The Fund may invest in certain high-yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high-yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

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Loan Participations and Assignments
     The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporation or foreign government and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and the Fund and only upon receipt by the Lender of the payments by the borrower. In connection with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which is has purchased the Participation. As a result the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Sub-Adviser to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.
     The Fund may have difficulty disposing of Assignments and Participations. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.
Structured Investments
     The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Investments”) backed by, or representing interests in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.
     The Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.
     Certain issuers of Structured Investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act. Structured Investments are typically sold in private placement transaction, and there currently is no active trading market for Structured Investments.
Deferred Payment Obligations
     The Fund may invest in Deferred Payment Securities. Deferred Payment Securities are securities that remain Zero-Coupon Securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred Payment Securities are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

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Dollar Roll Transactions
     To take advantage of attractive opportunities in the bond market, the Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. At the time the Fund enters into a dollar roll transaction, it will designate on its books and records cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Fund’s dollar rolls, together with its reverse repurchase agreements, the issuance of Preferred Shares and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its Managed Assets.
     Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.
Zero Coupon Securities
     The securities in which the Trust invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Trust accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Trust’s distribution obligations, in which case the Trust will forego the purchase of additional income producing assets with these funds.
Asset-Backed Securities
     The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.
Collateralized Loan Obligations (“CLOs”) and Collateralized Bond Obligations (“CBOs”)
     The Fund may invest in CLOs and CBOs, which are asset-backed securities issued by a financing company (generally called a Special Purpose Vehicle or “SPV”) that securitizes certain financial assets. The SPV is created to reapportion the risk and return characteristics of a pool of assets. These securitized assets are, as a rule, corporate financial assets brought into a

12

pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The assets of CBOs are typically high-yield, public or private fixed-income securities, while the assets of CLOs are typically senior loans. These may be fixed pools or may be “market value” (or managed) pools of collateral. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.
     The CBO/CLO issues debt securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO/CLO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs/CLOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Fund may invest in the lower tranches of CBOs/CLOs.
ADDITIONAL RISKS REGARDING INVESTMENT POLICIES AND TECHNIQUES
Exchange-Listed Option Risks
     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
     The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.
Over-the-Counter Option Risk
     The Fund may write (sell) unlisted OTC Options, and options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC Options. OTC Options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC Options. The OTC Options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate the OTC Options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In such a case, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC Option position.

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Index Option Risk
     The Fund intends to sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.
Risks of Foreign Currency and Currency Transactions
     The Fund may enter into foreign currency transactions in an attempt to enhance total return which may further expose the Fund to the risks of foreign currency movements and other risks. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.
Dividend Risk
     Dividends on common stock are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.
Initial Public Offerings (IPOs) Risk
     The Fund may invest in shares of companies through IPOs. IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund, subject to the Fund’s option writing strategy. However, there is no assurance that the Fund will have access to profitable IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.
Arbitrage Risks
     The Fund will engage in capital structure arbitrage and other arbitrage strategies. Arbitrage strategies entail various risks including the risk that external events, regulatory approvals and other factors will impact the consummation of announced corporate events and/or the prices of certain positions. In addition, hedging is an important feature of capital structure arbitrage. There is no guarantee that the Investment Adviser will be able to hedge the Fund’s portfolio in the manner necessary to employ successfully the Fund’s strategy.

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MANAGEMENT OF THE FUND
Trustees
     The board of trustees provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The board of trustees has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each trustee and other directorships or trusteeships they hold are shown below. The business address of the Fund, Highland and their board members and officers is Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240, unless otherwise specified below.

Number of
			Principal	Portfolios in
		Term of Office and	Occupation(s)	Highland Fund	Other
	Position	Length of Time	During Past	Complex Overseen	Directorships/
Name and Age	with Fund	Served(1)	Five Years	by Trustee(2)	Trusteeships Held

TRUSTEE/OFFICER(3)
R. Joseph Dougherty (Age 37)	Sole Initial Trustee, Chief Executive Officer and President	Trustee since August 2008	Senior Portfolio Manager of the Investment Adviser since 2000.	[___]	None
OFFICER

Principal
		Term of Office and	Occupation(s)
	Position	Length of Time	During Past
Name and Age	with Trust	Served	Five Years

M. Jason Blackburn (Age 32).	Secretary. Chief Financial Officer (Principal Accounting Officer), and Treasurer	Indefinite Term and Officer since August 2008	Assistant Controller of the Investment Adviser since November 2001; Treasurer and Secretary of the funds in the Highland Fund Complex.

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Dougherty is expected to stand for re-election in [___].

(2)	The Highland Fund Complex consists of the following funds: Highland Credit Strategies Fund, Highland Floating Rate Fund, Highland Floating Rate Advantage Fund, Highland Special Situations Fund, Highland Equity Opportunities Fund, Highland Healthcare Fund, Highland High Income Fund, Highland Income Fund and Highland Distressed Opportunities, Inc. (each a “Highland Fund” and collectively the “Highland Funds”).

(3)	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Investment Adviser.
Compensation of Trustees
     The fees and expenses of the Independent Trustees of the Fund are paid by the Fund. The trustees who are members of the Highland organization receive no compensation from the Fund. It is estimated that the Independent Trustees will receive from the Fund the amounts set forth below for the Fund’s fiscal year ending December 31, 2008, assuming the Fund will have been in existence for the remainder of its fiscal year.

	Aggregate
	Compensation	Total Compensation from the Fund
Name of Trustee	from the Fund	and Highland Fund Complex(1)
Trustee
R. Joseph Dougherty	$0	$0

(1)	Represents the total compensation to be earned by that person during the calendar year ending [December 31, 2008] from the registered investment companies advised by Highland.

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	Dollar Range	Aggregate Dollar Range of Equity
	of Equity	Securities Overseen by Trustees
	Securities in	in the Family of Registered
Name of Trustee	the Fund(1)	Investment Companies(1)
Trustee
R. Joseph Dougherty	$0	[Over $100,000]

(1)	As of the date of this SAI, the trustees do not own shares in the Fund as the Fund has not commenced operations.
Committees
     In connection with the board of trustees’ responsibility for the overall management and supervision of the Fund’s affairs, the trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. To fulfill these duties, the Fund will have four committees: an Audit Committee, a Nominating Committee, a Litigation Committee and a Qualified Legal Compliance Committee.
     The Audit Committee consists of [                                        ]. The Audit Committee acts according to the Audit Committee charter. [                    ] has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for (i) oversight of the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) providing assistance to the board of trustees of the Fund in connection with its oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The board of trustees of the Fund has determined that the Fund has one audit committee financial expert serving on its Audit Committee, [                    ], who is independent for the purpose of the definition of audit committee financial expert as applicable to the Fund.
     The Nominating Committee’s function is to canvass, recruit, interview, solicit and nominate trustees. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of [                    ].
     The Litigation Committee’s function is to seek to address any potential conflicts of interest between or among the Fund and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and the Investment Adviser or another client of the Investment Adviser. The Litigation Committee comprised of [                    ].
     The Qualified Legal Compliance Committee (the “QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the Commission on behalf of the Fund. The QLCC is comprised of [                    ].
     As the Fund is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year.
     Prior to this offering, all of the outstanding shares of the Fund were owned by [Highland].
Proxy Voting Policies and Procedures
     [The board of Trustees of the Fund determined that it is in the best interest of the Fund to hire Institutional Shareholder Services (ISS) as proxy voting agent and to provide vote disclosure services for the Fund. Pursuant to the board’s direction, ISS, a proxy voting and consulting firm, will receive proxy-voting statements, provide information and research,

16

make proxy vote recommendations, vote the proxies and handle the administrative functions associated with the voting of client proxies. The proxy voting guidelines developed by ISS are set forth in the ISS 2008 U.S. Proxy Voting Guidelines Summary, attached hereto as Appendix B and ISS 2008 International Proxy Voting Guidelines Summary, attached hereto as Appendix C. The board also directed the Investment Adviser and the Sub-Adviser to monitor proxy voting issues and provide any recommendations to the Board on any particular proxy vote consistent with their investment management and fiduciary duties. The board may, on its own or based upon a recommendation of the Adviser or Sub-Adviser, vote contrary to the ISS recommendation, if it determines it would be in the best interest of the Fund to do so.]
Codes of Ethics
     The Fund, the Investment Adviser and the Sub-Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the Commission’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.
Administration Services
     Pursuant to the Fund’s administration services agreement, Highland will perform the following services: (i) prepare monthly security transaction listings; (ii) supply various normal and customary Fund statistical data as requested on an ongoing basis; (iii) prepare for execution and file the Fund’s federal and state tax returns; prepare a fiscal tax provision in coordination with the annual audit; prepare an excise tax provision; and prepare all relevant 1099 calculations; (iv) coordinate contractual relationships and communications between the Fund and its contractual service providers; (v) coordinate printing of the Fund’s annual and semi-annual shareholder reports; (vi) prepare income and capital gain distributions; (vii) prepare the semiannual and annual financial statements; (viii) monitor the Fund’s compliance with Internal Revenue Code, Commission and prospectus requirements; (ix) prepare, coordinate with the Fund’s counsel and coordinate the filing with the Commission: semi-annual reports on Form N-SAR and Form N-CSR; Form N-Q; and Form N-PX based upon information provided by the Fund, assist in the preparation of Forms 3, 4 and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the 1940 Act for the officers and trustees of the Fund, such filings to be based on information provided by those persons; (x) assist in the preparation of notices of meetings of shareholders coordinate preparation of proxy statements, including obtaining information required to be disclosed by applicable regulations and the engagement of proxy solicitors on behalf of the Fund; (xi) assist in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies for the Fund in accordance with the requirements of Rule 17g-1 and 17d-1(d)(7) under the 1940 Act, including evaluation of insurance carriers, recommending appropriate coverage levels and evaluating the costs thereof, as such bond and policies are approved by the Fund’s board of trustees; (xii) monitor the Fund’s assets to assure adequate fidelity bond coverage is maintained; (xiii) draft agendas and resolutions for quarterly and special board meetings; (xiv) coordinate the preparation, assembly and distribution of board materials; (xv) attend board meetings and draft minutes thereof; (xvi) maintain the Fund’s calendar to assure compliance with various filing and board approval deadlines; (xvii) assist the Fund in the handling of SEC examinations and responses thereto; (xviii) if the chief executive officer or chief financial officer of the Fund is required to provide a certification as part of the Fund’s Form N-CSR or Form N-Q filing pursuant to regulations promulgated by the SEC under Section 302 of the Sarbanes-Oxley Act of 2002, Highland will provide (to such person or entity as agreed between the Fund and Highland) a sub-certification in support of certain matters set forth in the aforementioned certification, such sub-certification to be in such form and relating to such matters as agreed between the Fund and Highland from time to time. Highland shall be required to provide the sub-certification only during the term of the Agreement and only if it receives such cooperation as it may request to perform its investigations with respect to the sub-certification. For clarity, the sub-certification is not itself a certification under the Sarbanes-Oxley Act of 2002 or under any other regulatory requirement; (xix) prepare and coordinate the Fund’s state notice filings; (xx) the Fund office space in the offices of Highland, or in such other place or places as may be agreed from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs of the Fund; (xxi) perform clerical, bookkeeping and all other administrative services not provided by the Fund’s other service providers; (xxii) determine or oversee the determination and publication of the Fund’s net asset value in accordance with the Fund’s policies as adopted from time to time by the Board of Trustees; (xxiii) oversee the maintenance by the Fund’s custodian and transfer agent and distribution disbursing agent of certain books and records of the Fund as required under Rule 31a-1(b)(2)(iv) of the 1940 Act and maintain (or oversee maintenance by such

17

other persons as approved by the board of trustees) such other books and records required by law or for the proper operation of the Fund; (xxiv) determine or oversee the determination and publication of the Fund’s net asset value in accordance with the Fund’s policies as adopted from time to time by the Board of Trustees; (xxv) serve as liaison between the Fund and each of its service providers; (xxvi) assist in monitoring and tracking the daily cash flows of the individual assets of the Fund, as well as security position data of portfolio investments; assist in resolving any identified discrepancies with the appropriate third party, including the Fund’s custodian, administrative agents and other service providers, through various means including researching available data via agent notices, financial news and data services, and other sources; (xxvii) monitor compliance with leverage tests under the Fund’s credit facility, and communicate with leverage providers and rating agencies; (xxviii) coordinate negotiation and renewal of credit agreements for presentation to the Board of Trustees; (xxix) coordinate negotiations of agreements with counterparties and the Fund’s custodian for derivatives, short sale and similar transactions, as applicable; (xxx) provide assistance with the settlement of trades of portfolio securities; (xxxi) coordinate and oversee the provision of legal services to the Fund; (xxxii) cooperate with the Fund’s independent registered public accounting firm in connection with audits and reviews of the Fund’s financial statements, including interviews and other meetings, and provide necessary information and coordinate confirmations of bank loans and other assets for which custody is not through DTC, as necessary; (xxxiii) provide Secretary and any Assistant Secretaries, Treasurer and any Assistant Treasurers and other officers for the Fund as requested; (xxxiv) develop or assist in developing guidelines and procedures to improve overall compliance by the Fund; (xxxv) investigate and research customer and other complaints to determine liability, facilitate resolution and promote equitable treatment of all parties; (xxxvi) determine and monitor expense accruals for the Fund; (xxxvii) authorize expenditures and approve bills for payment on behalf of the Fund; (xxxviii) prepare such reports as the Board of Trustees may request from time to time; and (xxxix) perform such additional administrative duties relating to the administration of the Fund as may subsequently be agreed upon in writing between the Fund and Highland. Highland shall have the authority to engage a sub-administrator in connection with the administrative services of the Fund, which sub-administrator may be an affiliate of Highland; provided, however, that Highland shall remain responsible to the Fund with respect to its duties and obligations set forth in the administration services agreement.
Portfolio Managers
     The portfolio managers of the Fund are Frank E. Holmes and John Derrick.
Other Accounts Managed
     As of [                    ], 2008, Frank E. Holmes managed the following client accounts:

Number of
			Accounts	Assets
			Subject to a	Subject to a
	Number of	Assets of	Performance	Performance
Type of Account	Accounts	Accounts	Fee	Fee
Registered Investment Companies		$		$
Other Pooled Investment Vehicles		$		$
Other Accounts		$		$
     As of [                    ], 2008, John Derrick managed the following client accounts:

Number of
			Accounts	Assets
			Subject to a	Subject to a
	Number of	Assets of	Performance	Performance
Type of Account	Accounts	Accounts	Fee	Fee
Registered Investment Companies		$		$
Other Pooled Investment Vehicles		$		$
Other Accounts		$		$
Compensation
          The Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber portfolio managers. Compensation for the portfolio managers as of [June 30, 2008], consists of the following:

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          Base Salary. Each portfolio manager is paid a base salary that is competitive in light of the portfolio manager’s experience and responsibilities.
          Monthly and Quarterly Bonus. The bonus is primarily driven by asset growth and performance of the Fund, as well as other funds managed by the portfolio manager. A bonus is awarded only if the fund performance is within certain percentiles of the fund’s Lipper peer group or is awarded certain rankings by third-party ranking services.
          The portfolio managers are provided benefits packages including life insurance, health insurance and a company 401(k) plan comparable to that received by other company employees.
          Frank Holmes receives the above compensation package and in addition receives an annual bonus based upon the Sub-Adviser’s operational earnings, an annual bonus based upon the performance of the Sub-Adviser’s own account, and a quarterly or annual performance fee bonus for the management of three offshore accounts.
Securities Ownership of Portfolio Managers
     The Fund is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owns any securities issued by the Fund.
Other
     On [                    ], 2008, [Highland] invested seed capital of $100,000.
PORTFOLIO TRANSACTIONS AND BROKERAGE
          In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser seeks the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided. The Sub-Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be paid in order to acquire brokerage and research services. The Sub-Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided — viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. The advisory fee or sub-advisory fees would not be reduced because of its receipt of such brokerage and research services. To the extent that any research services of value are provided by broker dealers through or with whom the Fund places portfolio transactions, the Sub-Adviser may be relieved of expenses, which it might otherwise bear. Research services and products may be useful to the Sub-Adviser in providing investment advice to other clients they advise. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.
REPURCHASE OF COMMON SHARES
     The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), net asset value, call protection, distribution stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.
     Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

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     Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.
     Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board’s present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive distributions from the Fund), or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and its policies and strategies in order to repurchase shares; or (3) there is, in the board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.
     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.
     Before deciding whether to take any action if the common shares trade below net asset value, the Fund’s board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the board of trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.
TAX MATTERS
     The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s common shares by shareholders that are U.S. persons, as defined for U.S. federal income tax purposes. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).
     The discussions set forth herein and in the prospectus do not constitute tax advice, and you are urged to consult your own tax advisor to determine the specific U.S. federal, state, local and foreign tax consequences to you of investing in the Fund.
Taxation of the Fund
     The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

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     (i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in “qualified publicly traded partnerships” (as defined in the Code).
     (ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities of: (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than securities of other regulated investment companies) that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).
     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of: (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.
     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of: (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Provided that shareholders satisfy certain holding period and other requirements with respect to their common shares, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of shareholders taxed as corporations. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.
     Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things: (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower-

21

taxed, long-term capital gain into higher-taxed, short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) or (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.
     If the Fund purchases common shares in certain foreign investment entities, called passive foreign investment companies (“PFICs”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such common shares even if such income is distributed as a taxable dividend by the Fund to the shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not be qualified dividend income.
     If the Fund invests in the common shares of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, such as investments in debt securities that have original issue discount, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.
     Dividend, interest and other income received by the Fund from investments outside the United States may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the United States and other countries may reduce or eliminate such taxes. The Fund does not expect that it will be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.
Taxation of U.S. Shareholders
     The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom: (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.
     Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other distributions paid to you by the Fund (including distributions from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. The Fund does not expect that a corporate shareholder will be able to claim a dividends received deduction with respect to any significant portion of the Fund distributions.
     Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that: (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your common shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. In general, the Fund does not expect that a significant portion of its ordinary income dividends will be treated as qualified dividend income.

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     Any distributions you receive that are in excess of the Fund’s current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.
     Dividends and other taxable distributions are taxable to you even if they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.
     The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase common shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.
     The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.
     If you sell or otherwise dispose of common shares of the Fund (including by exchanging them for common shares of another fund), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such common shares of the Fund and the amount you receive upon disposition of such common shares. If you hold your common shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you realize on a sale or exchange of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.
     Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.
     Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisors.
     The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a shareholder who fails to provide the Fund (or its agent) with the shareholder’s correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification, or who has been notified by the IRS that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.
Taxation of Non-U.S. Shareholders
          Any non-U.S. investor (any shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and is subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.
          The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions for dividends designated as

23

capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.
          In general, capital gain dividends paid by the Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.
          Also, interest-related dividends paid by the Fund from qualified interest income are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified interest income for its entire fiscal year, which can only be determined precisely at fiscal year end. As a consequence, the financial institution or intermediary through which you hold your Fund shares may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.
          It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by the financial institution or intermediary through which you hold your Fund shares that have assumed tax reporting responsibilities for this income due to systems limitations or operational constraints. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by the Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008 unless such exemptions are extended or made permanent.
          Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.
          A Fund may invest in equity securities of corporations that invest in U.S. real property, including real estate investment trusts (“REITs”). The sale of a U.S. real property interest (“USPRI”) by the Fund, or by a REIT or U.S. real property holding corporation in which the Fund invests, may trigger special tax consequences to the Fund’s non-U.S. shareholders. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (“RIC”) such as the Fund, as follows. If the RIC is classified as a qualified investment entity (defined as a RIC if, in general, more than 50% of its assets consists of interests in REITs and U.S. real property holding corporations) and you are a non-U.S. shareholder that owns more than 5% of a class of the RIC’s shares at any time during the one-year period ending on the date of the distribution, RIC distributions to you would be treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you to file a nonresident U.S. income tax return. In addition, even if you are a non-U.S. shareholder that owns 5% or less of a class of shares of a RIC classified as a qualified investment entity, distributions to you attributable to gain realized by the RIC from disposition of USRPI will be treated as ordinary dividends (rather than short- or long-term capital gain) subject to withholding at a 30% or lower treaty rate. Because the Fund expects to invest less than 50% of its assets at all times, directly and indirectly, in USRPIs, the Fund does not expect to pay any dividends that would be subject to FIRPTA reporting and tax withholding.
          Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back-up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of,

24

or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless U.S. estate tax.
          An individual who, at the time of death, is a Non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. A partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.
          The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.
EXPERTS
     The Statement of Assets and Liabilities of the Fund as of [                    ], 2008 appearing in this Statement of Additional Information have been audited by [                    ], independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. [                    ] provides accounting and auditing services to the Fund.
ADDITIONAL INFORMATION
     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the “Commission”), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM [TO BE FILED BY SUBSEQUENT AMENDMENT]
STATEMENT OF ASSETS AND LIABILITIES [TO BE FILED BY SUBSEQUENT AMENDMENT]
NOTES TO FINANCIAL STATEMENTS [TO BE FILED BY SUBSEQUENT AMENDMENT]

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APPENDIX A
RATINGS OF INVESTMENTS
     Standard & Poor’s Corporation — A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:
ISSUE CREDIT RATING DEFINITIONS
     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper, are considered short-term. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings
     Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.
AAA
     An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
     An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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A
     An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
     An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
     Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
     An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
     An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
     An obligation rated “CC” is currently highly vulnerable to nonpayment.
C
     A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
D
     An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Plus (+) or minus (—)
     The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign to show relative standing within the major rating categories.
NR
     This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings
A-1
     A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2
     A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
     A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
     A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1
     A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2
     A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3
     A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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C
     A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
     A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Active Qualifiers (Currently applied and/or outstanding)
i
     This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
L
     Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.
P
     This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
pi
     Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
pr
     The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
Preliminary
     Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

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•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor ‘s reserves the right not to issue a final rating.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
t
     This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Inactive Qualifiers (No longer applied or outstanding)
*
     This symbol indicated continuance of the ratings is contingent upon Standard & Poor ‘s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c
     This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.
q
     A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r
     The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
     Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:
Long-Term Obligation Ratings
     Moody’s long-term obligation ratings are opinions of the relative credit risk of a fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Moody’s Long-Term Rating Definitions:
Aaa
     Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

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Aa
     Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
     Obligations rated A are considered upper medium-grade and are subject to low credit risk.
Baa
     Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba
     Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B
     Obligations rated B are considered speculative and are subject to high credit risk.
Caa
     Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca
     Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
     Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Medium-Term Note Ratings
     Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all parí passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:
•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal

•	Notes containing any provision that could obligate the investor to make any additional payments

•	Notes containing provisions that subordinate the claim.

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     For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.
     For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.
     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Short-Term Ratings:
     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
     Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
     Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
     Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

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APPENDIX B
ISS 2008 U.S. PROXY VOTING GUIDELINES SUMMARY
[TO BE FILED BY SUBSEQUENT AMENDMENT]

34

APPENDIX C
ISS 2008 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY
[TO BE FILED BY SUBSEQUENT AMENDMENT]

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PART C—OTHER INFORMATION
Item 25: Financial Statements and Exhibits
1.	Financial Statements:
     The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed as part of the Statement of Additional Information.
2.	Exhibits:

a.1	Certificate of Trust dated August 4, 2008, filed herewith .

a.2	Agreement and Declaration of Trust dated August 4, 2008, filed herewith.

b.	Bylaws of Registrant dated , 2008.*

c.	None.

d.1	Article VI (Shares of Beneficial Interest) and Article X (Shareholders) of the Agreement and Declaration of Trust, filed herewith as Exhibit a.2.

d.2	Article I (Shareholder Meetings) of the Bylaws of Registrant to be filed by amendment.

e.	None.

f.	None.

g.1	Investment Advisory Agreement between Registrant and Highland Capital Management, L.P. (“Highland”). *

g.2	Investment Sub-Advisory Agreement among the Registrant, Highland and U.S. Global Investors, Inc (“USGI”).*

h	Underwriting Agreement among Registrant, Highland, USGI and [ ].*

i.	None.

j.	Form of Custodian Services Agreement between Registrant and PFPC Trust Company.*

k.1	Form of Transfer Agency Services Agreement between Registrant and PNC Global Investment Servicing (U.S.) Inc. (“PNC”).*

k.2	Form of Administration Services Agreement between Registrant and Highland.*

k.3	Form of Sub-Administration Services Agreement between Highland and PNC.*

l.	Opinion of [ ].*

m.	None.

n.	Consent of Registrant’s independent registered public accounting firm.*

o.	None.

p.	Form of Subscription Agreement.*

q.	None.

r.1	Code of Ethics of Registrant.*

r.2	Code of Ethics of Highland.*

r.3	Code of Ethics of USGI.*

*	To be filed by amendment.
Item 26: Marketing Arrangements
     Not applicable.
Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$ *
Financial Industry Regulatory Authority Fees	*
Printing and engraving expenses	*
Legal fees	*
Accounting expenses	*
Transfer Agent fees	*
Marketing expenses	*
Miscellaneous expenses	*

Total	*

*	To be completed by amendment. The Fund will pay offering expenses estimated at $[•], $[•] or per common share sold by the Fund in this offering, from the proceeds of the offering.
Item 28: Persons Controlled by or under Common Control with Registrant
     Not applicable.
Item 29: Number of Holders of Securities
     At August 6, 2008:

Title of Class	Number of Record Holders
Common Shares, par value $0.001	0
Item 30: Indemnification
     Reference is made to Article V, of the Registrant’s Agreement and Declaration of Trust attached as Exhibit a.2, which is incorporated by reference herein.
     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
     Reference is made to Section [     ] of the Underwriting Agreement with [                    ] that discusses the rights, responsibilities and limitations with respect to indemnity and contribution.
Item 31: Business and Other Connections of Investment Adviser
     Descriptions of the business of Highland Capital Management, L.P., the Registrant’s investment adviser, is set forth under “Management of the Trust” in both the Prospectus and Statement of Additional Information forming part of this Registration Statement. Information as to other businesses, professions, vocations or employment of a substantial nature engaged in by each partner and executive officer of Highland Capital Management, L.P. is set forth in its Form ADV, as filed on the Commission’s website (File No. 801-54874) and is incorporated herein by reference.
     Information pertaining to the business and other connections of U.S. Global Investors, Inc., the Registrant’s sub-adviser, is set forth under “Management of the Trust” in both the Prospectus and Statement of Additional Information forming a part of this Registration Statement.
Item 32: Location of Accounts and Records
The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant, c/o Highland Capital Management, L.P., Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 and at the offices of the Registrant’s Custodian and Transfer Agent.
Item 33: Management Services
     Not applicable.
Item 34: Undertakings
1.	Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Registrant undertakes

(a) to file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post- effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) Not applicable.

(e) That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	The Registrant undertakes that:
a.	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and the State of Texas on the 6th day of August, 2008.

HIGHLAND/U.S. GLOBAL INFRASTRUCTURE FUND
By:	/s/ R. Joseph Dougherty
	Name:	R. Joseph Dougherty
	Title:	Chief Executive Officer and President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ R. Joseph Dougherty R. Joseph Dougherty	Chief Executive Officer and President (Principal Executive Officer) and Sole Trustee	August 6, 2008

/s/ M. Jason Blackburn M. Jason Blackburn	Treasurer (Principal Financial Officer and Principal Accounting Officer)	August 6, 2008

INDEX TO EXHIBITS

Exhibit	Exhibit Name
a.1	Certificate of Trust dated August 4, 2008
a.2	Declaration of Trust dated August 4, 2008